FOURTH AMENDED AND RESTATED CREDIT AGREEMENT,

                           dated as of March 15, 2002

                                      among

                         MAGNUM HUNTER RESOURCES, INC.,
                                as the Borrower,

                                       and

                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                  as the Banks,

                                       and

                             BANKERS TRUST COMPANY,
    as Administrative Agent, as Collateral Agent and as Issuer for the Banks,

                                       and

                                   CIBC INC.,
                              as Syndication Agent,

                                       and

                                  BNP PARIBAS,
                     as Documentation Agent and Co-Arranger,

                                       and

                            CIBC WORLD MARKETS CORP.,
                                 as Co-Arranger,

                                       and

                         DEUTSCHE BANC ALEX. BROWN INC.
                    as Sole Lead Arranger and Sole Bookrunner

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 15, 2002, among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation ("Borrower"), the various financial institutions that are or may become parties hereto (collectively, the "Banks"), and BANKERS TRUST COMPANY ("Bankers Trust"), as administrative agent (in such capacity together with any successors thereto, the "Administrative Agent") for the Banks, as collateral agent for the Banks (in such capacity together with any successor thereto, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity together with any successors thereto, the "Issuer"), CIBC INC., as syndication agent for the Banks (in such capacity together with any successors thereto, the "Syndication Agent"), BNP PARIBAS, a French Bank acting through its Houston Agency, as documentation agent for the Banks (in such capacity together with any successors thereto, the "Documentation Agent") and as co-arranger, CIBC WORLD MARKETS CORP., as co-arranger and DEUTSCHE BANC ALEX. BROWN INC., as Sole Lead Arranger and Sole Bookrunner.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, Bankers Trust, as administrative agent, collateral agent and letter of credit issuing bank, CIBC Inc., as syndication agent, BNP Paribas, as documentation agent, and certain banks (the "Original Banks") have heretofore entered into a Third Amended and Restated Credit Agreement dated as of May 17, 2001, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 26, 2001, and by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of September 14, 2001, and by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of September 20, 2001 (as so amended, the "Third Amended and Restated Credit Agreement"), providing for commitments from the Original Banks to make revolving loans for the benefit of the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower desires to amend and restate the Third Amended and Restated Credit Agreement in order to restructure, rearrange, renew, extend and continue all indebtedness evidenced by and outstanding under the Third Amended and Restated Credit Agreement (the "Prior Indebtedness"), and to modify the commitments from the Banks pursuant to which Loans will be made by the Banks to the Borrower and Letters of Credit will be issued by the Issuer under the several responsibilities of the Banks for the account of the Borrower from time to time prior to the Commitment Termination Date;

     WHEREAS, the Banks and the Issuer are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to amend and restate the Third Amended and Restated Credit Agreement in order to restructure, rearrange, renew, extend and continue all Prior Indebtedness and to modify the commitments and make such Loans to the Borrower and issue and participate in such Letters of Credit for the account of the Borrower; and

     WHEREAS, the proceeds of such Loans and Letters of Credit will be used

     (a) to restructure, rearrange, renew, extend and continue the debt of the Borrower under the Third Amended and Restated Credit Agreement;

     (b) to finance the cash consideration component of the Prize Merger;

     (c) to refinance the Prize Credit Facility;

     (d) for general corporate purposes including working capital purposes of the Borrower; and

     (e) for the acquisition, exploration, development and production of oil and gas properties and other energy related assets;

     NOW, THEREFORE, the parties hereto agree that the Third Amended and Restated Credit Agreement is amended and restated in its entirety as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION  1.1.   Defined  Terms.   The  following   terms  (whether  or  not
underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "1997 Indenture" means that certain Indenture dated as of May 29, 1997, executed by the Borrower, the guarantors party thereto and First Union National Bank of North Carolina, as trustee, as the same may be amended, restated, modified or supplemented from time to time.

     "2002 Indenture" means, collectively, one or more Indentures executed by the Borrower in connection with a Permitted 2002 Bond Transaction, as the same may be amended, restated, modified or supplemented from time to time.

     "Additional Mortgages" shall mean a mortgage, deed of trust, security agreement, assignment and financing statement substantially in the form of Exhibit G hereto, with appropriate insertions.

     "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 9.4.

     "Affiliate" means, when used with respect to any Person, any other Person (including any member of the immediate family of any such natural person) who, directly or indirectly, beneficially owns or controls ten percent (10%) or more of the total voting power of shares of Capital Stock of such Person having the right to vote for directors under ordinary circumstances, and any Person controlling, controlled by or under common control with any such Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means any of the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Collateral Agent. "Agents" means all of them.

     "Agreement" means, on any date, this Fourth Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented and restated, or otherwise modified and in effect on such date.

     "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (a) the rate of interest most recently determined by Bankers Trust at its Domestic Office as its base rate for Dollar loans; and (b) the Federal Funds Rate most recently determined by the Administrative Agent plus one-half percent (1/2%). The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Bankers Trust in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Banks of changes in the Alternate Base Rate; provided that failure to give such notice shall not give rise to any liability.

     "Applicable Margin" means, on any date, with respect to any Base Rate Loan or LIBO Rate Loan or Letter of Credit then outstanding, as applicable, the applicable per annum percentage set forth below based on the Borrowing Base Usage on the immediately preceding Business Day:

================================ ========================== =========================== ===========================
        Borrowing Base
          Usage (BBU)                 Base Rate Loans            LIBO Rate Loans            Letters of Credit
BBU < 25%                                   0%                        1.25%                       1.25%
25% <= BBU < 50%                           0.25%                      1.50%                       1.50%
50 <= BBU < 75%                            0.50%                      1.75%                       1.75%
75% <= BBU < 90%                           0.75%                      2.00%                       2.00%
BBU = 90%                                  1.00%                      2.25%                       2.25%
================================ ========================== =========================== ===========================

     Changes in the Applicable Margin resulting from changes in the Borrowing Base Usage will occur automatically without prior notice and will take immediate effect.

     "Approved Engineer" means any independent engineer recognized in the U.S. oil and gas loan syndication market and reasonably satisfactory to the Administrative Agent. It is agreed that Netherland & Sewell, Associates, Inc., Cawley, Gillespie & Associates, Inc., and DeGolyler & MacNaughton are each deemed to be an Approved Engineer.

     "Arranger" means any of Deutsche Banc Alex. Brown Inc., as sole lead arranger and sole bookrunner, or CIBC World Markets Corp. or BNP Paribas, as co-arrangers. "Arrangers" means all of them.

     "Asset"  shall mean,  as to any Person,  all property of any kind,  name or nature, real or personal, tangible or intangible, legal or equitable, whether now owned or hereafter acquired, including, without limitation, the Hydrocarbon Interests, money, stock, contract rights, franchises, value as a going concern, causes of action, undivided fractional ownership interests, intellectual property rights, and anything of any value which can be made available for, or may be appropriated to, the payment of debts.

     "Assignee Bank" is defined in Section 10.11.1.

     "Authorization" means any consent, registration, filing, agreement, notarization, certificate, license, approval, permit, authority, grant, right, easement, decree, waiver, privilege or exemption from, by or with any government or Governmental Authority, whether given or withheld by express action or deemed given or withheld by failure to act within any specified time period, and all corporate, creditors and stockholders' approvals or consents.

     "Authorized Officer" means those officers of the Borrower whose signatures and incumbency shall have been certified to the Administrative Agent and the Banks pursuant to Section 5.1.1.

     "Bank Assignment Agreement" means a Bank Assignment Agreement substantially in the form of Exhibit D hereto.

     "Bankers Trust" is defined in the preamble.

     "Banks" is defined in the preamble.

     "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

     "Beneficial Owner" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended and as it may be amended from time to time, or any successor provision thereto, except that a Person shall be deemed to have "beneficial ownership" of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     "Borrower" is defined in the preamble.

     "Borrower Pledge Agreement" means that certain Second Amended and Restated Pledge Agreement of the Borrower, as amended by that certain First Amendment to Borrower Pledge Agreement and as further amended by that certain Second Amendment to Borrower Pledge Agreement in substantially the form of Exhibit H hereto, in favor of the Collateral Agent for the benefit of itself, the other
Agents, the Banks and the Issuer, as the same may be amended, restated, supplemented, or modified from time to time.

     "Borrowing" means each extension of credit made by the Banks or the Issuer by way of Loans of the same type, having the same Interest Period made by the same Banks on the same Business Day pursuant to the same Borrowing Request or pursuant to the same Letter of Credit.

     "Borrowing Base" means the Borrowing Base from time to time certified by the Administrative Agent and all the Banks pursuant to Section 2.8.

     "Borrowing Base Deficiency" means that (x) the outstanding aggregate principal amount of all Loans and Letter of Credit Liabilities, exceeds (y) the Borrowing Base then in effect.

     "Borrowing Base Deficiency Determination Date" means any date on which the Administrative Agent shall have notified the Borrower that a Borrowing Base Deficiency has occurred and is continuing.

     "Borrowing Base Deficiency Payment Date" means, with respect to each Borrowing Base Deficiency Determination Date, the corresponding day of the month in each of the six consecutive months occurring immediately after such Borrowing Base Deficiency Determination Date or if any of such months does not have a corresponding day, then, with respect to such month(s), the last day of such month(s), provided that if any such corresponding day is not a Business Day, then the Borrowing Base Deficiency Payment Date for such month(s) shall be the Business Day most closely preceding such corresponding day.

     "Borrowing Base Usage" means, on any date, the ratio (expressed as a percentage) of (a) the total unpaid principal amount of all outstanding
Borrowings (including, without limitation, all Loans and Letter of Credit Liabilities) on such date after giving effect to all Borrowings made on such date to (b) the Borrowing Base then in effect.

     "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-1 hereto.

     "Business Day" means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, Dallas, Texas, Houston, Texas or London, England; (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the New York interbank market; and (c) relative to the issuance or renewal of, or payment or disbursement with respect to, each Letter of Credit, any day on which the Issuer is not authorized or required to be closed by the laws of the jurisdiction in which the Issuer is domiciled.

     "Capital Stock" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation or securities convertible into or exchangeable therefor, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Capitalized Lease Liabilities" means all monetary obligations of the Borrower under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Cash Equivalent Investment" means, at any time:

     (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

     (b) commercial paper, maturing not more than six months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated one of the three highest rating categories by S&P or Moody's, or (ii) any Bank (or its holding company);

     (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, and whose long-term certificates of deposit or bankers acceptances are, at the time of acquisition thereof by the Borrower, rated A-1 by S&P or P-1 by Moody's or (ii) any Bank;

     (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c)(i)) which (i) is in any obligation of the type described in any of clauses (a) through (c); and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder;

     (e) investments in certificates of deposit maturing within six months from the date of issuance thereof issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $250,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof by the Borrower, rated A-1 by S&P or P-1 by Moody's;

     (f) deposit accounts (i) in a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $250,000,000 and whose commercial paper or short term bank deposits (or that of the holding company with which such bank or trust company is affiliated) are rated A-1 by S&P or P-1 by Moody's;

     (g) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, as the case may be, in each case maturing no later than one year from the date of acquisition; or

     (h) money market, mutual or similar funds that invest in obligations referred to clauses (a), (b), (c), (e), (f), or (g) of this definition, and in each case such funds having assets in excess of $250,000,000.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

     "Change in Control" means an occurrence of one or more of the following events: (a) any Person, or any Persons acting together in a manner which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended and as it may be amended from time to time, or any successor provision thereto, together with any Affiliates thereof, become the Beneficial Owners of Capital Stock of the Borrower through a purchase, merger or other acquisition transaction (in one transaction or a series of related transactions), entitling such Person or Persons and its or their Affiliates to exercise more than 50% of the total voting power of all classes of the Borrower's Capital Stock entitled to vote generally in the election of directors, (b) a plan is adopted relating to the liquidation or dissolution of the Borrower, (c) the Borrower shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person other than a Restricted Subsidiary, or any other Person shall consolidate with or merge into the Borrower (other than, in the case of this clause (c), pursuant to any consolidation or merger where Persons who are Beneficial Owners of the Borrower's Capital Stock entitled to vote generally in the election of directors immediately prior thereto become the Beneficial Owners of shares of Capital Stock of the surviving corporation entitling such Persons to exercise more than 50% of the total voting power of all classes of such surviving corporation's Capital Stock entitled to vote generally in the election of directors or persons holding similar positions), or
(d) during any calendar year period, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election to such board of directors, or whose nomination for election by the stockholders of the Borrower, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Borrower then in office.

     "Chevron L/C" means that certain letter of credit originally issued September 27, 1999 by Fleet National Bank (formerly known as BankBoston) under the Prize Credit Facility for the account of Prize and in favor of Chevron U.S.A., Inc. in the stated amount of $2,500,000 expiring June 1, 2002; provided, however, that the term "Chevron L/C" shall not include any renewal or extension of such letter of credit.

     "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "Collateral Property" means any Mortgaged Property, Collateral or Pledged Collateral as defined in any Security Document.

     "Commitment" means, relative to any Bank on any date, such Bank's obligation to make Loans pursuant to Section 2.1.1 and to issue or participate in Letters of Credit pursuant to Section 2.1.2 and Section 2.1.3.

     "Commitment  Amount"  means,  on any date,  the  lesser of (a) the  Maximum
Facility Amount then in effect, and (b) the Borrowing Base then in effect, provided that in the event that the aggregate value of all margin accounts maintained by the Borrower or any Restricted Subsidiary with respect to Hedging Obligations shall exceed $1,000,000, the Commitment Amount (as defined immediately above) shall be further reduced automatically by an amount equal to the aggregate value of all such margin accounts.

     "Commitment Termination Date" means the earliest of (a) Stated Maturity Date; (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Commitments shall terminate automatically and without further action.

     "Commitment Termination Event" means (a) the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower; or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to
Section 8.3, or (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Majority Banks, to the Borrower that the Commitments have been terminated as a result of such Event of Default.

     "Consolidated Current Assets" means, at any particular time, (i) all amounts which in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries, provided that current assets shall not include non-cash assets described in, and calculated pursuant to, Financial Accounting Standard Bulletin 133, plus (ii) Unused Availability.

     "Consolidated Current Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries; provided, however, that current liabilities shall not include (i) the current portion of long-term Indebtedness under this Agreement and the other Loan Documents and (ii) liabilities described in, and calculated pursuant to, Financial Accounting Standard Bulletin 133.

     "Consolidated EBITDA" means, for the Borrower and the Restricted Subsidiaries (including, on a pro forma basis with respect to any period prior to the consummation of the Prize Merger, Prize and the Prize Subsidiaries) on a consolidated basis, with respect to any period for which a determination is to be made, the sum of (i) gross profit (revenues less cost of sales), minus (ii) operating expenses, minus (iii) general and administrative expenses, plus (iv) cash equity earnings of any unconsolidated Subsidiary of the Borrower or any partnership, joint venture or entity in which the Borrower or any of its Subsidiaries has an equity interest, minus (v) cash equity losses of any unconsolidated Subsidiary of the Borrower or any partnership, joint venture or entity in which the Borrower or any of its Subsidiaries has an equity interest, plus (vi) interest, dividends or other income, all of (i) through (vi) as determined in accordance with GAAP.

     "Consolidated Interest Coverage Ratio" means, at any particular time, the ratio of (a) Consolidated EBITDA to (b) Total Interest Expense.

     "Contingent Liability" means, as to any Person, those direct or indirect liabilities of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other monetary or financial obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligation, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Contingent Liabilities shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Liabilities are made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Continuation/Conversion   Notice"  means  a  notice  of   continuation  or
conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit C hereto.

     "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

     "Current Ratio" means, at any date of determination, the ratio of (a) Consolidated Current Assets to (b) Consolidated Current Liabilities.

     "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

     "Default Rate" is defined in Section 3.2.2.

     "Determination Date" means each April 1 and October 1 of each year, commencing October 1, 2002.

     "Disclosure  Schedule"  means the Disclosure  Schedule  attached  hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Majority Banks.

     "Dollar" and the sign "$" mean lawful money of the United States.

     "Domestic Office" means, relative to any Bank, the office of such Bank designated as such below its signature hereto or designated in the Bank Assignment Agreement or such other office of a Bank (or any successor or assign of such Bank) within the United States as may be designated from time to time by notice from such Bank, as the case may be, to each other Person party hereto. A Bank may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Loans or its participation in Letters of Credit.

     "Effective Date" means the date this Agreement becomes effective pursuant to Section 10.8.

     "Environmental Laws" means federal, state or local laws, rules or regulations, and any judicial, arbitral or administrative interpretations thereof, including, without limitation, any applicable judicial, arbitral or administrative order, judgment, permit, approval, decision or determination pertaining to health, safety or the environment in effect at the time in question, including, without limitation, CERCLA, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resource Conservation and Recovery Act, as amended ("RCRA"), the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the
Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, comparable state and local laws, and other environmental conservation and protection laws. The terms "hazardous substance," "release" and "threatened release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA and the term "oil" shall have the meaning specified in Oil Pollution Act, as amended ("OPA"); provided, that (i) in the event either CERCLA, RCRA or OPA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply, with respect to Section 6.12, from and after the date of adoption of such amendment, and, with respect to Section 10.4, as of the earliest date to which such amendment has effect (including retroactive effect), (ii) to the extent the laws of the state or states in which any Property of the Borrower is located establish a meaning for "hazardous substance," "release," "threatened release," "solid waste," "disposal" or "oil" which is broader than that specified in CERCLA, RCRA or OPA, such broader meaning shall apply, with respect to Section 6.12, from and after the date of adoption of such amendment, and, with respect to Section 10.4, as of the earliest date to which such amendment has effect (including retroactive effect).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     "Event of Default" is defined in Section 8.1.

     "Existing Mortgages" means each of the mortgages, deeds of trust, security agreements and financing statements described in Schedule II hereto.

     "Extension Request" means a request to extend the then-current Stated Maturity Date of this Agreement, substantially in the form of Exhibit K hereto.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding

     Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Bankers Trust from three federal funds brokers of recognized national standing selected by it.

     "Fee Letter" means any fee letter or other agreement dated February 12, 2002, between or among the Borrower, Bankers Trust and Deutsche Bank Alex. Brown Inc. with respect to fees payable by the Borrower in connection with this Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Final Borrowing Base Deficiency Payment Date" means, with respect to each Borrowing Base Deficiency Date, the corresponding day of the month in the sixth month after notice is given by the Administrative Agent to the Borrower of the occurrence of a Borrowing Base Deficiency, or if such month has no such corresponding day, than the last day of such month.

     "Fiscal Quarter" means any calendar quarter of a Fiscal Year.

     "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31; each reference to a Fiscal Year with a number corresponding to any calendar year (e.g. the "2001 Fiscal Year") refers to the Fiscal Year ending on the December 31 occurring during such calendar year.

     "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

     "Funded Debt" means, on a consolidated basis for the Borrower and the Restricted Subsidiaries, as of any date of determination (without duplication):
(a) all obligations for borrowed money, (b) all obligations evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that have not been outstanding for more than one hundred twenty (120) days since the date of the related invoice, (d) all Capital Lease Obligations, (e) all obligations secured by a Lien existing on property owned by the Borrower and the Restricted Subsidiaries, whether or not the obligations secured thereby have been assumed by the Borrower or are non-recourse to the credit of such Person, (f) all Contingent Liabilities, (g) all reimbursement obligations (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments and (h) all Hedging Obligations to the extent secured by cash deposited as a result of margin calls; provided that for purposes hereof, obligations of the types described in the foregoing clauses (a) through (h) owing to an Unrestricted Subsidiary by the Borrower or one of its Restricted Subsidiaries that have not been expressly subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent shall be deemed to be Funded Debt. Funded Debt shall not include any obligation incurred in connection with Hedging Obligations (other than those described in clause (h) above). Funded Debt shall not include Trade Guarantees except as provided in the definition thereof.

     "Funded Debt to EBITDA Ratio" means,  at any particular  time, the ratio of
(i) all Funded Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis to (ii) Consolidated EBITDA.

     "GAAP" is defined in Section 1.4.

     "Gas Gathering Systems" means the gas plant and those certain gas gathering systems consisting of all equipment, assets, rights-of-way, surface leases, contracts and related assets more particularly described on Schedule 1.1 attached hereto.

     "Governmental Authority" means the government of the United States or any other nation or country or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Gruy" means Gruy Petroleum Management Company, a Texas corporation and one of the Guarantors.

     "Guarantor" means each present and future Material Restricted Subsidiary of the Borrower.

     "Hazardous Material" means any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any applicable national, regional, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

     "Hedge Agreements" means (i) interest rate hedge agreements, interest rate cap agreements, interest rate swap agreements and interest rate collar agreements, or any other similar agreements or arrangements, or (ii) commodity hedge, commodity swap, exchange, forward, futures, collar or cap agreements, fixed price agreements or any other agreements or arrangements designed to protect such Person against fluctuations in commodity prices, or (iii) foreign exchange contract, currency hedge agreement, currency option or any other agreement or arrangement designed to protect such Person against fluctuations in currency exchange rates, in each case, as amended, supplemented, restated or otherwise modified from time to time.

     "Hedging Obligations" means, with respect to any Person, (a) all liabilities of such Person under interest rate hedge agreements, interest rate cap agreements, interest rate swap agreements and interest rate collar agreements, or any other similar agreements or arrangements, and (b) all liabilities of such Person under commodity hedges, commodity swaps, exchanges, forward, future, collar or cap agreements, fixed price agreements, and all other agreements or arrangements designed to protect such Person against the fluctuations in commodity prices.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

     "Highest Lawful Rate" is defined in Section 4.11.

     "Hydrocarbons" means oil, gas, casing head gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products refined, separated, settled and dehydrated therefrom and all products refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur and all other minerals.

     "Hydrocarbon Interests" means all rights, titles, interests and estates now owned or hereafter acquired by the Borrower or any of its Restricted Subsidiaries in any and all oil, gas and other liquid or gaseous hydrocarbon properties and interests, including without limitation, mineral fee or lease interests, production sharing agreements, concession agreements, license agreements, service agreements, risk service agreements or similar Hydrocarbon interests granted by an appropriate Governmental Authority, farmout, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar interests in Hydrocarbons, including any reserved or residual interests of whatever nature.

     "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification
(a) which is of a "going concern" or similar nature; (b) which relates to the limited scope of examination of matters relevant to such financial statement; or
(c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.2.4.

     "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indebtedness" of any Person means, without duplication: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all reimbursement obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) liabilities of such Person under any Hedging Agreements; to the extent secured by cash deposited as a result of a margin call, but expressly excluding all other obligations incurred in connection with Hedging Agreements; (e) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Contingent Liabilities of such Person in respect of any of the foregoing; and (g) all liabilities in respect of unfunded vested benefits under any Plan. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, provided, however, that notwithstanding the foregoing, the Indebtedness of such Person shall not include (x) any Indebtedness of such partnership or joint venture that is, by its express terms, non-recourse to such Person, or (y) in the case of Indebtedness for which recourse to such Person is limited, that portion of such Indebtedness for which such Person is not liable pursuant to express limited recourse terms contained in the agreement documenting such Indebtedness, in each case, such non-recourse or limited recourse terms being subject to the prior approval of the Administrative Agent (which approval shall not be unreasonably withheld).

     "Indemnified Liabilities" is defined in Section 10.4.

     "Indemnified Parties" is defined in Section 10.4.

     "Indentures"  means,   collectively,   the  1997  Indenture  and  the  2002
Indenture.

     "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to
Section 2.3 or 2.4; provided, however, that (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates; (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (c) no Interest Period may end later than the date set forth in clause
(a) of the definition of "Commitment Termination Date"; and (d) until the earlier of (i) the 90th day following the Effective Date and (ii) the date on which the Administrative Agent shall have notified the Borrower that the primary syndication of the credit facility evidenced by this Agreement has been completed (in the Administrative Agent's sole discretion), no LIBO Rate Loan shall be made or continued as, and no Base Rate Loan shall be converted into, a LIBO Rate Loan, having an Interest Period exceeding one month.

     "Investment" means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); (b) any Contingent Liability of such Person; and (c) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof (without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     "Issuer" is defined in the preamble.

     "Knowledge" means either (a) actual knowledge of a responsible officer of the Borrower or employee of the Borrower charged with responsibility for the matter at issue or in question or (b) knowledge that a prudent responsible officer of the Borrower or employee of the Borrower charged with responsibility for the matter at issue or in question could be expected to discover or otherwise become aware of in the course of conducting the Borrower's business.

     "Letter of Credit" is defined in Section 2.1.2.

     "Letter of Credit Commitment Amount" means at any time the lesser of (i) $20,000,000, as such amount may be reduced from time to time pursuant to Section
2.2 or (ii) the Borrowing Base then in effect.

     "Letter of Credit Liabilities" means, at any time, with respect to any Letter of Credit, the sum of (i) the undrawn face amount of such Letter of Credit plus (ii) the aggregate unpaid amount, if any, of all obligations of the Borrower to reimburse the Issuer and the Banks in respect of drawings under such Letter of Credit.

     "Letter of Credit Request" means a letter of credit request and certificate duly executed by an Authorized Officer of the Borrower substantially in the form of Exhibit B-2 hereto, with appropriate insertions made therein.

     "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the offered quotation appearing on Telerate Page 3750 or if such Telerate Page shall not be available, on the LIBO page on the Reuters Screen (or on any page that can reasonably be considered a replacement page) at approximately 11:00 a.m. New York time (or as soon thereafter as practicable) two Business Days prior to the beginning of such Interest Period for Dollar deposits having a term comparable to such Interest Period. If no such Telerate Page 3750 or Reuters Screen LIBO page (or replacement page) is available, then the "LIBO Rate" shall mean, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to (rounded upwards, if necessary, to the nearest 1/100 of 1%) the rate per annum at which Dollar deposits in immediately available funds are offered to Bankers Trust LIBOR Office in the New York interbank market as at or about 11:00 a.m. New York time (or as soon thereafter as practicable) two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of Bankers Trust LIBO Rate Loan and for a period approximately equal to such Interest Period.

     "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

     "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

             LIBO Rate        =                    LIBO Rate
                                   -------------------------------------------
        (Reserve Adjusted)              1.00 - LIBOR Reserve Percentage

     The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

     "LIBOR Office" means, relative to any Bank, the office of such Bank designated as such below its signature hereto or designated in the Bank
Assignment Agreement or such other office of a Bank as designated from time to time by notice from such Bank to the Borrower and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Bank hereunder.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the average maximum rate (expressed as a decimal) at which reserves are required to be maintained during such Interest Period under Regulation D of the F.R.S. Board by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) as "Eurocurrency Liabilities", as such term is defined in Regulation D of the F.R.S. Board. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Rate (Reserve Adjusted) is to be determined, or (ii) any category of extensions of credit or other assets which include LIBO Rate Loans.

     "Lien" means, with respect to any Person, any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever. For purposes of this Agreement, the term "Lien" shall include any cash deposited as a result of a margin call, but shall exclude contractual provisions contained in any Hedge Agreement establishing margin requirements, set-off rights or netting arrangements, and shall exclude negative pledges.

     "Loan" is defined in Section 2.1.1.

     "Loan Document" means this Agreement, the Notes, each Letter of Credit, each application for a Letter of Credit, each Security Document, each Hedge Agreement with any Bank or the Issuer, or any Affiliate of any thereof, each Fee Letter, each Borrowing Request, each Subsidiary Guaranty Agreement together in each case with all exhibits, schedules and attachments thereto, and all other agreements, documents or instruments from time to time executed or delivered in connection with or pursuant to any of the foregoing.

     "Majority Banks" means, at any time, Banks in the aggregate holding at least 66-2/3% of the then aggregate unpaid principal amount of the outstanding Borrowings, or, if no such principal amount is then outstanding, Banks having at least 66-2/3% of the Commitments.

     "Marketing LLC" means NGTS LLC, a Texas limited liability company.

     "Material Adverse Effect" means a material adverse effect on (i) the business, operations, affairs, property, financial condition, assets or results of operations of the Borrower and its Subsidiaries on a consolidated basis or
(ii) the ability of the Borrower or any other Obligor to perform its obligations under any of the Loan Documents or (iii) the validity or enforceability of this Agreement or the other Loan Documents.

     "Material Restricted Subsidiary" means, at any time, each Restricted Subsidiary having total gross assets equal to or exceeding $1,000,000.

     "Maximum Facility Amount" means $750,000,000, as such amount may be reduced pursuant to Section 2.2(a) or as such amount may be reduced from time to time pursuant to Section 2.2(b) or terminated pursuant to Section 8.3.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means (i) the Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement dated as of March 15, 2002, executed by Prize or any Prize Subsidiary in favor of the Collateral Agent, as the same may be further amended, supplemented or otherwise modified from time to time, and (ii) the Existing Mortgages, as amended, supplemented, or otherwise modified from time to time, and (iii) any other Mortgage executed and delivered pursuant to Section 7.1.7, whether substantially in the form of Exhibit G hereto or otherwise, as amended, supplemented, restated or otherwise modified from time to time.

     "Mortgaged Properties" is defined in each Mortgage.

     "Net Cash Proceeds" means in connection with (a) any issuance by the Borrower or any of its Restricted Subsidiaries of any Indebtedness, equity or debt securities or instruments, (b) the incurrence of other loans other than as permitted by Section 7.2.2 or (c) the disposition of any assets permitted by
Section 7.2.9, the cash proceeds received from such issuance or sale, as applicable, net of all investment banking fees, legal fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith.

     "Note" means a promissory note of the Borrower payable to any Bank, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Bank resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Obligations" means all obligations, Indebtedness and liabilities of the Borrower or any Restricted Subsidiary or any, some or all of them, to the Agents, the Banks or the Issuer, or any Affiliate of any of the foregoing party to a Hedge Agreement with a Loan Party, or any, some or all of them, now existing or hereafter arising under or in connection with this Agreement, the Notes, the Letters of Credit, and each other Loan Document, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including the obligations, Indebtedness and liabilities of the Borrower, and all interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against the Borrower or any other Person under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys' fees and other expenses incurred in the collection or enforcement thereof.

     "Obligor" means the Borrower and each Subsidiary of the Borrower which is a party to a Loan Document, including, without limitation, Prize and the Prize Subsidiaries.

     "Oil and Gas Business" means (a) the acquisition, exploration, exploitation, development, operation, management and disposition of interests in Hydrocarbon Interests and Hydrocarbons; (b) gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or Hydrocarbon Interests, including, without limitation, the marketing of Hydrocarbons obtained from unrelated Persons; (c) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith; and (d) any activity that is ancillary or necessary or desirable to facilitate the activities described in clauses (a) through (c) of this definition.

     "Oil and Gas Properties" means Hydrocarbon Interests; the Assets now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interest; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Assets in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Assets, Gas Gathering System, rights, titles, interests and estates described or referred to above, including any and all Assets, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Asset (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

     "Organic Document" means, for any Person, its certificate or articles of incorporation, its by-laws, certificate of formation, regulations, limited liability company agreement, partnership agreement, or similar governing document, and all shareholder membership or partnership agreements, voting trusts and similar arrangements.

     "Participant" is defined in Section 10.11.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Percentage" means, relative to any Bank, the percentage set forth opposite its name (i) from the Effective Date until the consummation of the first Permitted 2002 Bond Transaction to be consummated, on Schedule III-A attached hereto, or (ii) from and after the consummation of the first Permitted 2002 Bond Transaction, on Schedule III-B attached hereto, in each case as such percentage may be adjusted from time to time (x) pursuant to one or more Bank Assignment Agreements executed by such Bank and its Assignee Bank(s) and delivered pursuant to Section 10.11 or (y) as otherwise expressly permitted by this Agreement.

     "Permitted 2002 Bond Transaction" means, collectively, the issuance by the Borrower of senior unsecured notes or senior subordinated notes in an aggregate principal amount not exceeding $350,000,000, and the execution and delivery by the Borrower of one or more Indentures and related documentation containing customary terms and conditions for senior unsecured notes or senior subordinated notes of like tenor and amount, each satisfactory to the Administrative Agent, the Arranger and the Borrower (including, without limitation, that the senior unsecured notes shall not mature sooner than the sixth anniversary of the date of issuance thereof) pursuant to which such senior unsecured notes or senior subordinated notes shall have been issued; provided, however, that such issuance of senior secured notes or senior subordinated notes shall have occurred on or before the date that is six months immediately following the Effective Date. Any issuance or proposed issuance by the Borrower of senior unsecured notes or senior subordinated notes after such six month period shall not constitute a Permitted 2002 Bond Transaction.

     "Person" means any natural person, corporation, limited liability company, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     "Plan" means any Pension Plan or Welfare Plan.

     "Pledge Agreement" means (i) the Borrower Pledge Agreement, and (ii) any Subsidiary Pledge Agreement, as each may be amended, supplemented, restated or otherwise modified from time to time.

     "Prior Indebtedness" is defined in the second recital.

     "Prize" means Prize Energy Corp., a Delaware corporation.

     "Prize Credit Facility" means the Amended and Restated Credit Agreement, dated as of February 8, 2000, between Prize Energy Resources, L.P., a Prize Subsidiary, as borrower, Prize, as parent guarantor, and Fleet National Bank, as administrative agent, certain other agents, and various banks, as lenders (as amended, modified or supplemented).

     "Prize Merger" means the merger of Prize with and into Pintail Energy, Inc., a Delaware corporation, pursuant to the terms of the Prize Merger Agreement.

     "Prize Merger Agreement" means that certain Plan and Agreement of Merger dated as of December 17, 2001, among the Borrower, Pintail Energy, Inc., and Prize.

     "Prize Properties" means those Oil and Gas Properties owned by Prize or any Prize Subsidiary immediately prior to the consummation of the Prize Merger.

     "Prize Subsidiary" means any Subsidiary of Prize. "Prize Subsidiaries" means all Subsidiaries of Prize.

     "Proved Producing Reserves" means Proved Reserves that are recoverable from existing wells with current operating methods and expenses and are producing.

     "Proved Reserves" means those recoverable Hydrocarbons which have been estimated with reasonable certainty, as demonstrated by geological and engineering data, to be economically recoverable from the Oil and Gas Properties by existing producing methods under existing economic conditions.

     "Quarterly Payment Date" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

     "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D of the F.R.S. Board) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Release" means "release" as such terms are defined in CERCLA.

     "Required Deficiency Payment" means, for each Borrowing Base Deficiency Payment Date occurring after a Borrowing Base Deficiency Determination Date (the "Subject

     Determination Date") in accordance with the terms hereof, an amount equal to one-sixth of the Borrowing Base Deficiency (plus accrued interest thereon) existing on the Subject Determination Date; provided, that if the amount of the Borrowing Base Deficiency has increased after the Subject Determination Date then each remaining Required Deficiency Payment shall be increased to substantially equal amounts sufficient to reduce to zero the Borrowing Base Deficiency on or before the then Final Borrowing Base Deficiency Payment Date.

     "Reserve Report" means a report setting forth the Proved Reserves by reserve category attributable to the Hydrocarbon Interests constituting Proved Reserves owned directly by the Borrower or any Restricted Subsidiary included in the Borrowing Base, a projection of the rate of production and net operating income with respect thereto, as of a specified date, and such other information as is customarily obtained from and provided in such reports, satisfactory in form and substance to the Administrative Agent, the Issuer or the Banks. All Reserve Reports dated as of December 31, shall be prepared by an Approved Engineer, and all other Reserve Reports shall be prepared by engineers employed by, or under contract to, the Borrower and certified by an Authorized Officer of the Borrower.

     "Restricted Subsidiary" means each Subsidiary of the Borrower other than the Unrestricted Subsidiaries of the Borrower.

     "S&P" means Standard & Poor's Ratings Group.

     "Security Documents" means, individually, (i) any Pledge Agreement and all amendments, supplements, restatements or other modifications made from time to time thereto, (ii) any Mortgage and all amendments, supplements, restatements or other modifications made from time to time thereto, (iii) any additional similar document required by the Collateral Agent pursuant to Section 7.1.7, and (iv) collectively, all of the foregoing.

     "Senior Unsecured Debt" means senior unsecured Indebtedness issued by the Borrower pursuant to the terms of the Indentures upon the terms and conditions set forth therein in an aggregate amount not exceeding the sum of $140,000,000 plus the aggregate principal amount of notes issued under the Permitted 2002 Bond Transaction.

     "Solvent" means, with respect to any Person at any time, a condition under which: (a) the fair saleable value of such Person's assets is, on the date of determination, greater than the total amount of such Person's liabilities (including contingent and unliquidated liabilities) at such time; (b) such Person is able to pay all of its liabilities as such liabilities mature; (c) such Person does not intend to, and does not, believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature; and (d) such Person does not have unreasonably small capital with which to conduct its business. For purposes of this definition (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

     "Stated Amount" has the meaning assigned to such term in the respective Letter of Credit.

     "Stated Maturity Date" means March 15, 2005 (as such date may be extended from time to time pursuant to Section 2.9).

     "Subordinated  Debt" means all unsecured  Indebtedness  of the Borrower for
money  borrowed  which  is   subordinated,   upon  terms   satisfactory  to  the
Administrative Agent, in right of payment to the payment of all Obligations.

     "Subsidiary" means, with respect to any Person, (a) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (b) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution and which is otherwise directly or indirectly controlled by such Person, or (c) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, as (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person. Unless the context otherwise clearly requires, references in this Agreement to a "Subsidiary" or the "Subsidiaries" refer to a Subsidiary or the Subsidiaries of the Borrower. For purposes of this Agreement, Prize and the Prize Subsidiaries are each deemed to be Subsidiaries of the Borrower.

     "Subsidiary Guaranty Agreement" means (i) that certain Fourth Amended and Restated Guaranty Agreement executed by the Material Restricted Subsidiaries, including Prize and the Prize Subsidiaries, in substantially the form of Exhibit J hereto, in favor of the Collateral Agent for the benefit of itself, the other Agents, the Banks and the Issuer, as the foregoing may be amended, restated, supplemented or modified from time to time, and (ii) each Subsidiary Guaranty Agreement delivered pursuant to Section 7.1.7 hereto, as each of the foregoing may be amended, restated, supplemented, or modified from time to time.

     "Subsidiary Pledge Agreement" means that certain Second Amended and Restated Pledge Agreement of the Material Restricted Subsidiaries as amended by that certain First Amendment to Subsidiary Pledge Agreement and as further amended by that certain Second Amendment to Subsidiary Pledge Agreement in substantially the form of Exhibit I hereto, in favor of the Collateral Agent for the benefit of itself, the other Agents, the Banks and the Issuer, and each Subsidiary Pledge Agreement or counterpart thereof delivered pursuant to Section
7.1.7 hereto, as each may be amended, restated, supplemented, or modified.

     "Taxes" is defined in Section 4.6.

     "Total Interest Expense" means, with respect to any period for which a determination thereof is to be made, the sum, without duplication, of (i) the aggregate amount of all interest accrued (whether or not paid) or capitalized during such period, on all Indebtedness plus (ii) the portion of any Capitalized Lease Liabilities allocable to interest expense in accordance with GAAP plus (iii) the interest portion of any deferred payment obligation minus (iv) to the extent included in the foregoing clause (i), the non-cash accretion of the discount and amortization of the fees payable hereunder to the Administrative Agent, the Collateral Agent, the Documentation Agent, the Issuer, the Banks and the Arrangers, all determined for the Borrower and its Restricted Subsidiaries (including, on a pro forma basis with respect to any period prior to the consummation of the Prize Merger, Prize and the Prize Subsidiaries) on a consolidated basis in accordance with GAAP.

     "Trade Guarantees" means Contingent Liabilities in lieu of letters of credit issued on behalf of the Marketing LLC for which the Borrower or one of its Subsidiaries is severally, or jointly and severally with one or more other Persons, or both, liable, provided that all such Contingent Liabilities shall not exceed $15,000,000 in the aggregate, unless otherwise incurred pursuant to
Section 7.2.2(m). All joint and several Trade Guarantees shall be subject to written indemnification agreements, in form and substance and from Persons satisfactory to the Agents, in their sole discretion, the effect of which shall be to reduce the liability of the Borrower to not more than the percentage of the joint and several Trade Guarantee equal to the Borrower's then current ownership interest in Marketing LLC. Trade Guarantees up to $15,000,000 shall not be treated as Funded Debt for purposes of computing the Borrower's Funded Debt to EBITDA Ratio. For the avoidance of doubt, Contingent Liabilities that would otherwise fall within the definition of Trade Guarantees but for the fact that the aggregate amount of all such Contingent Liabilities exceeds
$15,000,000, may be incurred under Section 7.2.2(m). Notwithstanding the foregoing, the Majority Banks shall at all times reserve the right to include the entire amount of joint and several Trade Guarantees, or any portion thereof, as Funded Debt in computing the Borrower's Funded Debt to EBITDA Ratio, based on such factors as the Majority Banks may from time to time deem material, in their discretion; provided, however, that the Administrative Agent on behalf of the Majority Banks must give the Borrower written notice at least 90 days prior to the end of the Fiscal Quarter in order for any amount of joint and several Trade Guarantees in excess of the Borrower's and its Subsidiaries' ratable share of such joint and several Trade Guarantees to be included as Funded Debt in computing the Borrower's Funded Debt to EBITDA Ratio for such Fiscal Quarter.

     "Transfer" is defined in Section 7.2.9.

     "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

     "Unrestricted Subsidiaries" means (a) Hunter Butcher International Limited Liability Company, (b) Canvasback Energy, Inc., a Delaware corporation, (c) any Subsidiary of an Unrestricted Subsidiary, and (d) any future Subsidiary formed or acquired by the Borrower that is designated by the board of directors of the Borrower as an Unrestricted Subsidiary; provided, however, that no Subsidiary shall be designated as an Unrestricted Subsidiary if (i) a Default or Event of Default has occurred and is continuing, (ii) all or any portion of such Subsidiary's assets are pledged to the Agents and the Banks under this Agreement or any other Loan

     Document, (iii) all or any portion of such Subsidiary's Oil and Gas Properties are included in the calculation of the Borrowing Base, (iv) the creation or formation of such Subsidiary would not otherwise be permitted under
Section 10.3 or 10.5 hereof, or (v) the creation, existence, or formation of such Subsidiary would not be permitted under any other material contract or agreement to which the Borrower is a party.

     "Unused  Availability"  means at any time an amount  equal to the excess of
(i) the Commitment Amount over (ii) the sum of (a) outstanding Loans plus (b) Letter of Credit Liabilities.

     "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

     "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary of the Borrower all of whose Capital Stock, except for director's qualifying shares, is owned directly or indirectly by the Borrower.

     SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those United States generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in
Section 6.5. In the event any change in GAAP after the date hereof would materially affect the calculation of the financial covenants contained in
Section 7.2.4, the Borrower and the Majority Banks agrees to enter into good faith negotiations for an agreement to revise such financial covenants or the definitions of terms used therein to take into account such changes in GAAP; provided, however, that until the Borrower and the Banks have entered into such an agreement, such financial calculations shall continue to be made in accordance with GAAP as in effect immediately prior to such change.

                                   ARTICLE II

                  THE COMMITMENTS, BORROWING PROCEDURES, NOTES,
                      LETTERS OF CREDIT AND BORROWING BASE

     SECTION 2.1. The Commitments. On the terms and subject to the conditions of this Agreement (including Article V), each Bank severally agrees to make Loans and participate in Letters of Credit, and the Issuer agrees to issue Letters of Credit, as described in this Section 2.1.

     SECTION 2.1.1. Loan Commitment. On the terms and subject to the conditions of this Agreement (including Article V), each Bank hereby severally agrees to make loans to the Borrower (relative to such Bank, and of any type, its "Loans") from time to time on any Business Day occurring prior to the Commitment Termination Date, equal to such Bank's Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such Business Day. The commitment of each Bank described in this Section 2.1.1 is herein referred to as its "Commitment". On the terms and conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Loans.

     SECTION 2.1.2. Commitment to Issue Letters of Credit. The Issuer agrees to issue under the several responsibilities of the Banks in accordance with their respective Percentages, from time to time after the Effective Date and until the date that is thirty (30) days prior to the Commitment Termination Date, one or more standby letters of credit (herein collectively called the "Letters of Credit" and individually called a "Letter of Credit") for the account of the Borrower and in the name of the Borrower or any Restricted Subsidiary, and for the general corporate purposes of the Borrower. Each Letter of Credit shall be denominated in U.S. Dollars, shall be payable only upon presentation of sight drafts or other forms of demand together with any other documents which may be required to be presented at the time of any drawing thereunder (the exact wording of any such documents, if any, having been specified in, or attached as a copy to, the relevant Letter of Credit Request), and shall be otherwise upon such terms as the Borrower may specify in a Letter of Credit Request delivered to the Issuer at least three (3) Business Days (or such shorter period as may be agreed among the Issuer, the Administrative Agent and the Borrower) before the proposed date of issuance thereof. Each Letter of Credit must be in form and substance satisfactory to the Issuer and shall have a fixed expiration date occurring not later than one (1) year after the date of the issuance thereof, provided that each Letter of Credit may contain provisions to extend the expiry thereof automatically for one or more successive periods of not more than one year; provided, however, that in no event shall any Letter of Credit provide for an expiry later than ten (10) days prior to the Commitment Termination Date. It is understood by the parties hereto that for all purposes of this Agreement, each renewal, if applicable, of a Letter of Credit shall be considered an issuance thereof and the Borrower shall be required to comply with all the provisions of this Agreement with respect to any such renewal to the same extent as if a new Letter of Credit was being issued on such renewal date. Upon fulfillment of the applicable conditions set forth in Article V with respect to such Letter of Credit and subject to the terms hereof, the Issuer shall issue such Letter of Credit promptly to the requested beneficiary and give to the Banks prompt written notice (in reasonable detail) of such issuance. Promptly after the issuance of or amendment to a Letter of Credit, the Issuer shall notify the Administrative Agent and the Borrower, in writing, of such issuance or amendment, and such notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Administrative Agent shall notify the Banks in writing of such issuance or amendment and, upon receipt of written request from a Bank, shall provide such Bank with copies of such issuance or amendment.

     SECTION 2.1.3. Purchase and Sale of Participations in Each Letter of Credit. Upon the terms and subject to the conditions of this Agreement, each Bank hereby purchases from the Issuer, and the Issuer hereby sells to such Bank, an undivided participation in and to each Letter of Credit and the obligations of the Borrower under this Agreement with respect thereto equal to its respective Percentage. The Borrower agrees that each Bank purchasing a participation from the Issuer pursuant to this Section 2.1.3 may exercise all its rights to payment against the Borrower including the right of setoff, with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

     SECTION 2.1.4. Banks Not Permitted or Required to Make Loans. No Bank shall be permitted or required to make any Loan and the Borrower shall not be permitted to effectuate a reduction in the Maximum Facility Amount pursuant to
Section 2.2 if, after giving effect thereto,

     (a) the aggregate outstanding principal amount of all Loans of all Banks plus the aggregate amount of all Letter of Credit Liabilities would exceed the Commitment Amount, or

     (b) the aggregate outstanding principal amount of all Loans plus the aggregate amount of all of the Letter of Credit Liabilities of such Bank would exceed such Bank's Percentage of the Commitment Amount.

     SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit. The Issuer shall not be permitted or required to issue any Letter of Credit, nor shall the Borrower be permitted to effectuate any reduction in the Letter of Credit Commitment Amount pursuant to Section 2.2 if, after giving effect thereto,

     (a) the aggregate amount of all Letter of Credit Liabilities would exceed the Letter of Credit Commitment Amount, or

     (b) the aggregate amount of all outstanding Loans plus all Letter of Credit Liabilities would exceed the Commitment Amount.

     SECTION 2.2. Reduction of Maximum Facility Amount.

     (a) Upon the consummation of the first Permitted 2002 Bond Transaction, the Maximum Facility Amount shall automatically and without further action by the Borrower, the Administrative Agent or the Banks, be reduced by an amount equal to the aggregate amount of notes issued under such Permitted 2002 Bond Transaction, provided that the Maximum Facility Amount shall not be reduced below $500,000,000.

     (b) The Borrower may, from time to time on any Business Day occurring after the time of the initial extension of credit hereunder, voluntarily reduce the Maximum Facility Amount; provided, however, that all such reductions shall require at least three (3) Business Days' prior notice to the Administrative Agent and shall be permanent, and any partial reduction of the Maximum Facility Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000.

     SECTION 2.3. Borrowing Procedures for Loans. By delivering a Borrowing Request to the Administrative Agent on or before (i) 11:00 a.m., New York time in the case of Base Rate Loans on the Business Day on which such Borrowing is to be made and (ii) 12:00 noon, New York time in the case of a LIBO Rate Loan three
(3) Business Days prior to the Business Day on which such Borrowing is to be made, the Borrower may from time to time irrevocably request that a Borrowing be made in a minimum amount of $500,000 and an integral multiple of $100,000, or in the unused amount of the Commitments. The Administrative Agent at its option may accept telephonic requests for Loans, provided that such acceptance shall not constitute a waiver of the Administrative Agent's right to delivery of a Borrowing Request in connection with subsequent Loans. Any telephonic request for a Loan by the Borrower shall be promptly confirmed by submission of a properly completed Borrowing Request to the Administrative Agent. On the terms and subject to the conditions of this Agreement, each Borrowing comprised of Loans shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 12:00 noon (New York time) on such Business Day each Bank shall deposit with the Administrative Agent same day funds in an amount equal to such Bank's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Banks. To the extent funds are received from the Banks, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Bank's obligation to make any Loan shall be affected by any other Bank's failure to make any Loan.

     SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) Business Days' notice, that all or any portion in an aggregate minimum amount of $500,000 and an integral multiple of $100,000, of any Loans to the Borrower be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, converted on the last day of the then current Interest Period into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three
(3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a LIBO Rate Loan having an Interest Period of one month except as provided in clause (ii) of the proviso to this Section 2.4); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Banks to the Borrower, (ii) no portion of the outstanding principal amount of any Loans may be so continued as, or be so converted into, LIBO Rate Loans when any Default has occurred and is continuing, and (iii) continuation of a LIBO Rate Loan, the conversion of a Base Rate Loan into a LIBO Rate Loan or the conversion of a LIBO Rate Loan into a Base Rate Loan pursuant to this Section 2.4 shall not constitute a Borrowing for purposes of Section 5.2.1 or Article VI of this Agreement.

     SECTION 2.5. Funding. Each Bank may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Bank) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Bank, and the obligations of the Borrower to repay such

     LIBO Rate Loan shall nevertheless be to such Bank for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Bank elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

     SECTION 2.6. Notes. Each Bank's Loans under its Commitment shall be evidenced by a Note payable to the order of such Bank in a maximum principal amount equal to such Bank's Percentage of the Maximum Facility Amount. The Borrower hereby irrevocably authorizes each Bank to make (or cause to be made) appropriate notations on the grid attached to such Bank's Note (or on any continuation of such grid or otherwise in its records), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Bank to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.

     SECTION 2.7. Certain Provisions Relating to the Letters of Credit.

     SECTION 2.7.1. Borrower's Agreement to Repay Letter of Credit Drawings. The Borrower hereby agrees to reimburse the Issuer, forthwith, for each payment or disbursement made by the Issuer to settle its obligations under any draft drawn under any Letter of Credit, with interest on the amount so paid or disbursed by the Issuer from and including the date of payment or disbursement to but not including the date the Issuer is reimbursed therefor, at a rate per annum (computed on the basis of a year consisting of 365, or where appropriate 366, days) equal to the rate set forth in Section 3.2.1(a). In the event the Issuer is not reimbursed by the Borrower on the disbursement date, or if the Issuer must for any reason return or disgorge such reimbursement, the Banks shall, on the terms and subject to the conditions of this Agreement, fund the reimbursement obligation therefor by making, on the next Business Day, Base Rate Loans as provided in Section 2.1.1 to the Borrower (the Borrower being deemed to have given a timely Borrowing Request therefor for such amount) by the Banks making payment to the Issuer's account; provided, however, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such reimbursement obligation shall be deemed not to be outstanding at such time. The Issuer agrees to provide to the Borrower prompt notice of any such payment or disbursement made by the Issuer or Loans made by the Banks; provided that the Issuer's failure to provide such prompt notice shall not limit or impair in any way the Borrower's obligations hereunder. The Borrower's obligation to reimburse the Issuer forthwith under this Section 2.7.1 for payments and disbursements made by the Issuer under any Letter of Credit shall be irrespective of any set off, counterclaim or defense to payment which the Borrower may have or have had against the Issuer, or the legality, validity, regularity or enforceability of such Letter of Credit; provided, however, the Borrower shall not be obligated to reimburse the Issuer for any wrongful payment or disbursement made by the Issuer under any Letter of Credit which payment occurs as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer or any of its officers, employees or agents determined by a court of competent jurisdiction in a final non-appealable judgment.

     SECTION 2.7.2. Reimbursement Obligations of the Banks under the Letters of Credit. If the Borrower shall fail pursuant to the terms of Section 2.7.1 hereof forthwith to reimburse the Issuer for each payment or disbursement made by the Issuer to settle its obligations under any draft drawn under any Letter of Credit and the Banks shall not have made a Loan as provided in Section 2.7.1 to fund such reimbursement obligation, then upon demand by the Issuer each Bank shall forthwith make available to the Issuer at its office indicated on its signature page hereto (or at such other address designated by the Issuer to the Administrative Agent) immediately available funds in an amount equal to such Bank's pro rata share (according to its respective Percentage) of the amount so paid or disbursed by the Issuer. Each Bank shall jointly and severally indemnify and hold harmless the Issuer from and against any and all losses, liabilities (including, without limitation, liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) resulting from any failure on the part of such Bank to provide, or from any delay in providing, the Issuer with such Bank's share of the amount of any payment or disbursement made by the Issuer to settle its obligations under any draft drawn under any Letter of Credit in accordance with the provisions of the preceding sentence.

     The obligation of each Bank to provide the Issuer with such Bank's pro rata share of the amount of any payment or disbursement made by the Issuer to settle its obligations under any draft drawn under any Letter of Credit in accordance with the provisions of the preceding paragraph shall be absolute and unconditional under any and all circumstances and irrespective of any set off, withholding, abatement, reduction, counterclaim or defense to payment which such Bank may have or have had against the Issuer, including, without limitation, any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit or the legality, validity, regularity or enforceability of such Letter of Credit or any failure of any disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement; provided, however, that no Bank shall be obligated to reimburse the Issuer pursuant to the preceding provisions of this Section 2.7.2 for any wrongful payment or disbursement made by the Issuer under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer or any of its officers, employees or agents determined by a court of competent jurisdiction in a final non-appealable judgment.

     SECTION 2.7.3. Action Upon Occurrence of Default. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur and be continuing, the Borrower shall automatically, without demand or request, and if any other Event of Default shall occur and be continuing, the Borrower shall, if requested by the Administrative Agent or the Majority Banks, immediately deposit with and pledge to the Administrative Agent cash or Cash Equivalent Investments satisfactory to the Administrative Agent, in an amount equal to the outstanding Letter of Credit Liabilities as security for the Obligations.

     SECTION 2.7.4. Cash Collateral Procedures. Any amounts so received by the Administrative Agent pursuant to the provisions of Section 2.7.3 or Section 3.1 shall be held as collateral security first for the repayment of all Obligations in connection with the Letters of

     Credit and second for the repayment of all other Obligations. All amounts being held pursuant to this Section 2.7.4 shall, until their application to any Obligations or their return to the Borrower, as the case may be, at the written request of an Authorized Officer of the Borrower, be invested in Cash Equivalent Investments designated by the Borrower and reasonably satisfactory to the Administrative Agent but under the sole dominion and control of the Administrative Agent. Such amounts and such Cash Equivalent Investments shall be held by the Administrative Agent as additional collateral security for, and the Borrower hereby grants to the Administrative Agent and its bailees for the benefit of the Agents, the Issuer and the Banks a security interest in such amounts and such Cash Equivalent Investments (including all interest thereon and all proceeds thereof) to secure, the repayment of the Obligations under and in connection with the Letters of Credit and all other Obligations. Any losses, net of earnings, and reasonable fees and expenses of such Cash Equivalent Investments shall be charged against the principal amount invested. None of the Agents, the Issuer and the Banks shall be liable for any loss resulting from any Cash Equivalent Investment made by the Administrative Agent, whether at the Borrower's request or otherwise. The Administrative Agent is not obligated hereby, or by any other Loan Documents, to make or maintain any Cash Equivalent Investment, except upon timely written request by an Authorized Officer of the Borrower. If and to the extent that (a) all Obligations have been fully and indefeasibly paid and satisfied, and (b) the commitments and obligations of the Issuer and the Banks under the Letters of Credit and this Agreement have terminated, the Administrative Agent shall promptly (and in any event by the end of the next Business Day) return to the Borrower by wire transfer in immediately available funds, all amounts previously paid to the Administrative Agent by the Borrower pursuant to Section 2.7.3 or Section 3.1 together with interest thereon, if any, not theretofore applied to reduce amounts payable by the Borrower to the Agents, the Issuer or any Bank under this Agreement or any other Loan Document.

     SECTION 2.7.5. Nature of Reimbursement Obligations. The Borrower shall assume, and, to the extent set forth in Section 2.7.2 each Bank shall severally assume its pro rata share of, all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct or that of any of its officers, employees or agents as determined by a court of competent jurisdiction in a final non-appealable judgment) shall not be responsible for (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, ineffective or forged; (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason; (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit, including failure of any documents to bear adequate reference to such Letter of Credit; (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise; (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a payment or disbursement under a Letter of Credit or of the proceeds thereof; (f) the use which may be made of any Letter of Credit or of any acts of any beneficiary or transferee in connection therewith; (g) any error, neglect, default, suspension or insolvency, of any of the Issuer's correspondents; (h) errors in translation or for errors in interpretation of technical terms; or (i) any other circumstance whatsoever in making or failing to make payment under a Letter of Credit. None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Issuer or any Bank hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Issuer in connection with a Letter of Credit in good faith (and not constituting gross negligence or wilful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment) shall be binding upon the Borrower and each Bank and shall not put the Issuer under any resulting liability to the Borrower or any Bank, as the case may be.

     SECTION 2.8. Borrowing Base.

     SECTION 2.8.1. Determination of the Borrowing Base. During the period from the date hereof to the date of the first determination of the Borrowing Base pursuant to the provisions of Section 2.8.2 or Section 2.8.3(i), the initial amount of the Borrowing Base has been set by the Administrative Agent and acknowledged by the Borrower and agreed to by the Banks to be $500,000,000; provided, however, that (i) if the aggregate principal amount of notes issued by the Borrower under a Permitted 2002 Bond Transaction that is consummated within fifteen (15) days immediately following the Effective Date equals $250,000,000, then the initial Borrowing Base shall be reduced automatically to $325,000,000;
(ii) if the aggregate principal amount of notes issued under a Permitted 2002 Bond Transaction that is consummated within fifteen (15) days immediately following the Effective Date is greater than $250,000,000, then the initial Borrowing Base shall be reduced automatically to an amount equal to $325,000,000 minus the difference between (x) the aggregate principal amount of all notes issued under any Permitted 2002 Bond Transaction and (y) $250,000,000, until a new Borrowing Base shall have been determined in accordance with Section 2.8.3(ii); and (iii) if any Permitted 2002 Bond Transaction is consummated after fifteen (15) days immediately following the Effective Date (regardless of the aggregate principal amount of notes issued thereunder), then the Borrowing Base then in effect shall be reduced automatically by an amount equal to the aggregate principal amount of all notes issued under such Permitted 2002 Bond Transaction until a new Borrowing Base shall have been determined in accordance with Section 2.8.3(ii).

     SECTION 2.8.2. Redetermination of Borrowing Base. The Borrowing Base shall be redetermined semiannually as provided below. Upon delivery of the Reserve Reports required by Section 7.1.1(m) and such other reports, data and supplemental information as may, from time to time, be reasonably requested by the Administrative Agent and the Banks, together with a certificate from an Authorized Officer certifying that, to the best of such officer's Knowledge, (A) the factual information upon which such Reserve Reports are based is true and correct, (B) the certificate identifies the Oil and Gas Properties covered by the Reserve Reports that have not been previously included in any prior Reserve Report, and (C) the Mortgaged Properties constitute not less than 80% of the present value of the Proved Reserves (whether developed or undeveloped) and (D) no Mortgaged Properties have been sold since the last Determination Date, on each Determination Date or on such other date as otherwise permitted hereunder, the Administrative Agent shall redetermine the Borrowing Base in accordance with its customary practices and standards for loans secured by similar types of property. Within 30 days of its receipt of the relevant Reserve Reports, the Administrative Agent shall recommend a redetermined Borrowing Base in writing to the Banks (the "Recommended Borrowing Base"). Within ten days after their
receipt  of  the   Recommended   Borrowing   Base,  each  Bank  shall  give
     the Administrative Agent written notice of whether such Bank approves of the Recommended Borrowing Base, and if such Bank does not approve the Recommended Borrowing Base, then the maximum Borrowing Base acceptable to such Bank. For any redetermination of the Borrowing Base that would, if approved, result in an increase of the then-effective Borrowing Base, the approval of all of the Banks shall be required. For any other redetermination of the Borrowing Base, the approval of the Majority Banks shall be required. In the event that all of the Banks or the Majority Banks, as applicable, shall approve the Recommended Borrowing Base, the Administrative Agent shall, by written notice to each Bank and the Borrower, designate the Recommended Borrowing Base as the Borrowing Base, which shall become immediately effective; provided, however, that in the event that the Recommended Borrowing Base would, if approved, result in an increase of the then-effective Borrowing Base and one or more of the Banks shall disapprove (or be deemed to have disapproved) such Recommended Borrowing Base but the Majority Banks shall approve such Recommended Borrowing Base (such Bank hereinafter called a "Dissenting Bank"), then the Administrative Agent (i) shall, by written notice to each Bank and the Borrower, designate as the Borrowing Base the greater of (1) the greatest amount resulting in an increase of the then-effective Borrowing Base that was approved by all the Banks and (2) the greatest amount equal to or less than the then-effective Borrowing Base that was approved by the Majority Banks, and (ii) shall notify the Borrower of the name of each Dissenting Bank. The Borrower may, within 90 days after the date on which the Borrower received notice of the Borrowing Base and the information specified in clauses (i) and (ii) of the proviso above and so long as no Default shall have occurred and be continuing, elect to terminate such Dissenting Bank(s) as a party to this Agreement; provided that, concurrently with such termination the Borrower shall (x) if the Administrative Agent, the Issuer and each of the other Banks shall consent, pay to each such Dissenting Bank all principal, interest and fees and other amounts owed to each such Dissenting Bank through such date of termination or (y) have arranged for an assignee acceptable to the Administrative Agent and the Issuer to become a substitute Bank for all purposes under this Agreement in the manner provided in Section 10.11.1; and further provided, however, that, prior to substitution for any Dissenting Bank, the Borrower shall have given written notice to the Administrative Agent of such intention and, if requested by the Borrower, the Banks other than any Dissenting Bank shall have the option, but no obligation, to increase their Commitments in order to replace the Dissenting Bank. Upon the termination of a Dissenting Bank in any manner provided above, the Recommended Borrowing Base shall automatically and immediately become the Borrowing Base. Anything herein contained to the contrary notwithstanding, any determination or redetermination of the Borrowing Base must be approved by all the Banks using their customary practices and standards for oil and gas loans and letters of credit and based upon the most recent Reserve Report and other information; it being understood that the Banks have no commitment or obligation whatsoever to increase the Borrowing Base to any amount in excess of (w) $500,000,000, if no Permitted 2002 Bond Transaction shall have been consummated, (x) $325,000,000, if the aggregate principal amount of notes issued under the Permitted 2002 Bond Transaction consummated within fifteen (15) days of the Effective Date equals $250,000,000, (y) an amount equal to $325,000,000 minus the difference between (A) the aggregate principal amount of all notes issued under the Permitted 2002 Bond Transaction and (B) $250,000,000 if the Permitted 2002 Bond Transaction shall have been consummated within fifteen (15) days immediately following the Effective Date, or (z) an amount equal to the Borrowing Base then in effect minus the aggregate principal amount of all notes issued under any Permitted 2002 Bond Transactions consummated after the effective date of the Borrowing Base in effect at the time of such Permitted 2002 Bond Transaction; and nothing herein contained shall be construed to be a commitment to increase the Borrowing Base.

     SECTION 2.8.3. Special Redetermination of Borrowing Base. In addition to the redeterminations of the Borrowing Base required pursuant to Section 2.8.2, special redeterminations thereof may be made (i) for any reason at the option of either the Borrower or the Majority Banks (but not more than one time during each calendar year by each) and (ii) automatically upon the consummation of the Permitted 2002 Bond Transaction if the aggregate principal amount of notes issued thereunder exceeds $250,000,000 or if any Permitted 2002 Bond Transaction shall have been consummated after fifteen (15) days immediately following the Effective Date. To request a special redetermination of the Borrowing Base, the Person(s) requesting such redetermination shall provide the (x) Administrative Agent and (y) the Borrower or the Banks, as applicable, with a written request of such redetermination. Any such special redetermination of the Borrowing Base shall be made by the Banks using their customary standards for oil and gas lending and shall be based upon the most recent Reserve Report delivered to the Banks by the Borrower and such other reports and data as the Banks may reasonably request. Following (A) receipt of a request for a special redetermination in accordance with clause (i) of this Section 2.8.3, or (B) the occurrence of any event described in clause (ii) of this Section 2.8.3, the Borrowing Base shall be redetermined in accordance with Section 2.8.2. If the special redetermination results in a decrease in the Borrowing Base such that a Borrowing Base Deficiency exists after giving effect to such redetermined
Borrowing Base, the Borrower shall (A) repay the Loans and/or deposit cash collateral, as applicable, or (B) execute and deliver (or cause to be executed and delivered) additional Security Documents, in either case as required by
Section 3.1(b) or (c) or both.

     SECTION 2.8.4. General Provisions With Respect to the Borrowing Base. For the purposes of this Agreement, the Borrowing Base to be certified by the Administrative Agent and the Banks from time to time may be, at the discretion of the Borrower, the lesser of (x) the sum of the aggregate principal amount of the Loans and the aggregate face amount of the Letters of Credit that the Administrative Agent, the Issuer and the Banks are willing to have outstanding to the Borrower, and (y) the amount requested by the Borrower. The determination of the Borrowing Base shall be made by the Administrative Agent, the Issuer and the Banks in accordance with the other provisions of Section 2.8 based on the most recently delivered Reserve Report and other relevant information and in accordance with their customary practices for oil and gas loans and letters of credit as in effect from time to time.

     SECTION 2.9. Extension of Stated Maturity Date. (a) Provided no Default or Event of Default shall have occurred and be continuing, the Borrower may request not more than twice an extension of the then current Stated Maturity Date each time for an additional one-year period by giving notice to the Administrative Agent (an "Extension Request"), substantially in the form of Exhibit K hereto, at the time that the Borrower delivers the Reserve Report required by Section 7.1.1(m)(i) for the period ending December 31, 2003, or not later than thirty
(30) days immediately following delivery of such Reserve Report, and, if previously so extended, at the time that the Borrower delivers the Reserve Report required by Section 7.1.1(m)(i) for the period ending December 31 2004, or not later than thirty (30) days immediately following delivery of such Reserve Report. The Administrative Agent shall promptly transmit the contents of each such Extension Request to each Bank. Each Bank may, in its sole and absolute discretion, indicate its consent to such requested extension by acknowledging such Extension Request and indicating in its acknowledgment whether it consents to the extension of the then current Stated Maturity Date and returning such acknowledgment to the Administrative Agent not later than the date on which such Bank delivers its approval or disapproval of the Recommended Borrowing Base required by Section 2.8.2 with respect to each such Reserve Report or fifteen
(15) days after receipt of the Extension Request, whichever is later. Failure to acknowledge such Extension Request shall be deemed to be a rejection of the Extension Request by such Bank and notwithstanding any other term or provision hereof, no Bank shall have any obligation to consent to any extension of the Stated Maturity Date and no extension shall be effective unless the Administrative Agent shall have received acknowledged consents from all of the Banks.

     (b) Provided the Administrative Agent shall have received consents acknowledged by all of the Banks with respect to a requested extension of the Stated Maturity Date in accordance with Section 2.9(a), the then current Stated Maturity Date shall be extended for an additional one-year period, in each case subject to the other terms and conditions of this Agreement, and any other modification agreed to by the parties in connection with such extension.

     SECTION 2.10. Replacement of Issuer. The Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuer and the successor Issuer, which successor Issuer must be a financial institution that is a Bank; provided, however, that, Bankers Trust, as Issuer, may by written agreement between Bankers Trust, as replaced Issuer, and Deutsche Bank AG New York Branch, as successor Issuer, (with a copy of such written agreement to be provided to the Administrative Agent) be replaced as Issuer hereunder and under the other Loan Documents. The Administrative Agent shall notify the Banks of any such replacement of the Issuer. At the time any such replacement shall become effective, the Borrower shall pay any fees which have become payable for the account of the replaced Issuer under this Agreement and under any other Loan Document, and the Administrative Agent shall allocate between the replaced Issuer and the successor Issuer the quarterly fronting fee payments under Section 3.3.5 when and as received from the Borrower for the account of the replaced Issuer and/or the successor Issuer, as the case may be. From and after the effective date of any such replacement, (a) the successor Issuer shall have all of the rights and obligations of the Issuer under this Agreement and under the other Loan Documents with respect to the Letters of Credit to be issued thereafter and (b) references herein and in the other Loan Documents to the term "Issuer" shall be deemed to refer to such successor or to any previous Issuer, as the context shall require. After the replacement of the Issuer hereunder, the replaced Issuer shall remain a party hereto and shall continue to have all the rights and obligations of the Issuer under this Agreement with respect to the Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional, or any amendment to, Letters of Credit.

                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. Repayments and Prepayments. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date therefor. Prior thereto, the Borrower:

     (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans of the Borrower; provided, however, that (i) any such prepayment shall be made pro rata among Loans to the Borrower of the same type and, if applicable, having the same Interest Period, of all Banks; (ii) if the Borrower makes such prepayment of any LIBO Rate Loan on any day other than the last day of the Interest Period for such Loan then the Borrower shall be responsible for the increased cost to the Banks as provided more fully in Section 4.4; (iii) all such voluntary prepayments shall require at least three (3) but no more than five (5) Business Days' prior written notice to the Administrative Agent; and
(iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $500,000 and an integral multiple of $100,000;

     (b) shall, on each date when any reduction in or termination of the Commitment Amount shall become effective (including pursuant to Section 2.2, but excluding any such reduction or termination resulting from a Borrowing Base Deficiency), and on each date when the outstanding aggregate principal amount of all Loans and Letter of Credit Liabilities, exceeds the Commitment Amount (as reduced by the aggregate value of all margin accounts maintained by the Borrower and any Restricted Subsidiary in respect of Hedging Obligations in accordance with the definition of "Commitment Amount"), first, make a mandatory prepayment in an amount at least equal to the aggregate, outstanding principal amount of all Loans in excess of the Commitment Amount as reduced or terminated, and, if such mandatory prepayment was not sufficient to reduce the unpaid principal balance of the Loans to an amount that, when added to Letter of Credit Liabilities, does not exceed the Commitment Amount as reduced or terminated, then second, deposit cash collateral with the Administrative Agent as security for the Obligations, such prepayments and cash deposits to be in an amount equal to the excess, if any, of the aggregate, outstanding principal amount of all Loans and Letter of Credit Liabilities over the Commitment Amount as so reduced or terminated;

     (c) shall, within ten (10) days of receipt of notice from the Administrative Agent that a Borrowing Base Deficiency then exists (or delivery of notice from the Borrower of a Borrowing Base Deficiency required pursuant to
Section 7.1.1(e)), either (i) make a mandatory prepayment equal to the amount of the Borrowing Base Deficiency or elect to make payments at least equal to the Required Deficiency Payment on each Borrowing Base Deficiency Payment Date, or
(ii) notify the Administrative Agent that it shall execute and deliver, or cause one or more of its Restricted Subsidiaries to execute and deliver, to the Collateral Agent within thirty (30) days from and after receipt by the Borrower of notice of the Borrowing Base Deficiency, supplemental or additional Security Documents, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent securing payment of the Obligations and covering other Properties of the Borrower or its Restricted Subsidiaries, including additional Oil and Gas Properties directly owned by the Borrower or one or more of the Restricted Subsidiaries which are not then covered by any Security Document and which are of a type and nature satisfactory to the Administrative Agent, and having a value (as determined by the Administrative Agent and the Banks in their sole discretion), in addition to other Oil and Gas Properties already subject to a Mortgage, sufficient to eliminate the Borrowing Base

     Deficiency; provided, that if the Borrower shall elect to execute and deliver (or cause one or more of its Restricted Subsidiaries to execute and deliver) supplemental or additional Security Documents to the Administrative Agent pursuant to subclause (ii) of this Section 3.1(c), it shall provide concurrently with notice of such election to the Administrative Agent with descriptions of the additional assets to be collaterally assigned (together with current valuations, engineering reports, Security Documents described in such subclause (ii), title evidence or opinions applicable thereto and other documents including opinions of counsel, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent); and further provided that if the Administrative Agent has not received within such ten (10) day period the required notice from the Borrower that the Borrower shall take the actions described in subclause (ii) within such thirty (30) day period, then without any necessity for notice to the Borrower or any other person, the Borrower shall be deemed to have elected to make mandatory prepayments equal to at least the Required Deficiency Payment for each Borrowing Base Deficiency Payment Date;

     (d) shall, if a Permitted 2002 Bond Transaction is consummated after the Effective Date under this Agreement, make a mandatory prepayment in an amount equal to the lesser of (i) the aggregate principal amount of all Loans of the Borrower then outstanding under this Agreement, and (ii) the aggregate principal amount of the notes issued by the Borrower under such Permitted 2002 Bond Transaction (net of any reasonable costs incurred by the Borrower as a result of the issuance of such notes);

     (e) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, repay all Loans and deposit cash collateral with the Administrative Agent as security for the Letter of Credit Liabilities, unless, pursuant to Section 8.3, only a portion of all Loans and Letters of Credit is so accelerated;

     (f) shall, on the first Business Day following any disposition of assets (other than dispositions of Hydrocarbons in the ordinary course of business) permitted by Section 7.2.9, make a payment of 100% of the Net Cash Proceeds received from such disposition to be applied to the outstanding Loans (or deposited as cash collateral with the Administrative Agent as security for the Letter of Credit Liabilities); provided, however, that if no Borrowing Base Deficiency shall exist as a result of such disposition and no Event of Default has occurred and is continuing, then subject to the requirements of clause (g) of this Section 3.1 the Borrower may retain such funds and such payment shall not be required; and

     (g) shall, if the Borrower and its Subsidiaries shall hold cash and Cash Equivalents exceeding $100,000,000 in the aggregate for any period of three (3) consecutive Business Days, make a payment on the first Business Day immediately following such three (3) consecutive Business Day period in an amount equal to the excess of the fair market value of the cash and Cash Equivalents held by the Borrower and its Subsidiaries on such Business Day over $100,000,000; provided that for purposes of this clause (g), cash or Cash Equivalents held by a qualified intermediary pursuant to a deferred exchange agreement shall not be treated as being held by the Borrower or its Subsidiaries.

     Each prepayment of any Loan made pursuant to this Section shall be without premium or penalty, except for reimbursements as may be required by Section 4.4. No prepayment of principal of any Loans shall cause a reduction in the Commitment Amount. All amounts paid pursuant to this Section shall be applied first as prepayments on the Loans and to the extent all Loans are repaid, any excess amount shall be transferred to the Administrative Agent to be held as cash collateral for the Obligations and applied thereto pursuant to Section 2.7.4.

     SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable by the Borrower in accordance with this Section 3.2.

     SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing 8Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing to the Borrower accrue interest at a rate per annum:

     (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin with respect to Base Rate Loans;

     (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin with respect to LIBO Rate Loans.

     All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. Post-Default Rates. After the date (after giving effect to any grace period) any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) at a rate per annum equal to the sum of (x) the Alternate Base Rate plus (y) 2.00% plus (z) the Applicable Margin from time to time in effect for Base Rate Loans (the "Default Rate").

     SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication, by the Borrower: (a) on the Stated Maturity Date;
(b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan; (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date; (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th day of such Interest Period); (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration. Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) or after the occurrence of an Event of Default shall be payable, by the Borrower upon demand.

     SECTION 3.3.  Fees.  The Borrower  agrees to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.

     SECTION 3.3.1. Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Bank, for the period commencing on the date hereof and continuing through the final Commitment Termination Date, a commitment fee equal to (i) such Bank's Percentage of the sum of the average daily unused portion of the Commitment Amount during the period preceding each Quarterly Payment Date and occurring on or after the prior Quarterly Payment Date, multiplied by (ii) the rate set forth in the following grid opposite the applicable Borrowing Base Usage (which percentage shall change automatically without notice as and when the Borrowing Base Usage changes). Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Commitment Termination Date.

   Borrowing Base Usage (BBU)             Commitment Fee
   --------------------------             --------------
            BBU <  50%                        25.0 bps
            BBU >= 50%                        37.5 bps

     SECTION 3.3.2. [Intentionally Omitted].

     SECTION 3.3.3. Fees Pursuant to Fee Letter. The Borrower agrees to pay to the Agents and the Arrangers for their own respective accounts as provided in any Fee Letter all fees set forth therein on the dates and in the amounts set forth therein.

     SECTION 3.3.4. Letter of Credit Standby Fee Payable to Banks. The Borrower agrees to pay a fee to the Administrative Agent for the account of the Banks and the Issuer, to be distributed ratably (in accordance with their respective Percentages), for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (and including) the date upon which such Letter of Credit expires or terminates in accordance with its terms, at a per annum rate equal to the Applicable Margin from time to time in effect with respect to Letters of Credit on the daily undrawn face amount of such Letter of Credit during the applicable period. Such fee shall be payable in arrears on each Quarterly Payment Date, with the first such payment to be made on the first Quarterly Payment Date following the issuance of such Letter of Credit.

     SECTION 3.3.5. Letter of Credit Fronting Fee Payable to Issuer. The Borrower agrees to pay to the Issuer for its own account a fronting fee for each Letter of Credit at a per annum rate equal to one-eighth of one percent (1/8 of 1%) of the daily undrawn face amount of such Letter of Credit but not less than $500 (per annum) for each Letter of Credit. Such fee shall be payable in arrears on each Quarterly Payment Date, with the first such payment to be made on the first Quarterly Payment Date following the issuance of such Letter of Credit. In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuer for such normal and customary costs and expenses as are incurred by the Issuer in issuing, effecting payment under, transferring, amending or otherwise administering any Letter of Credit.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. Fixed Rate Lending Unlawful. If any Bank shall determine that the introduction of or any change in or in the interpretation of any law after the Effective Date makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Bank to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Bank to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Bank shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all such Bank's LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that (a) Dollar deposits in the relevant amount or for the relevant Interest Period are not available to Bankers Trust in its relevant market (or both); or (b) by reason of circumstances affecting Bankers Trust's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Administrative Agent to the Borrower and the Banks, (x) the obligations of all Banks under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist; and (y) all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto.

     SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrower agrees to reimburse each Bank for any increase in the cost to such Bank of, or any reduction in the amount of any sum receivable by such Bank in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Bank shall promptly notify the Administrative Agent and the Borrower in writing of the occurrence of any such event, and in any event, within 180 days, after it obtains knowledge thereof and determines to request such compensation such notice to state, in reasonable detail, the reasons therefor, the additional amount required fully to compensate such Bank for such increased cost or reduced amount and the basis upon which such amount is computed (and including calculations in reasonable detail). Such additional amount shall be payable by the Borrower directly to such Bank upon 45 days of its receipt of such notice, and such notice shall, in the absence of manifest error, be presumed correct. The Borrower shall not be obligated to pay for any such amounts if such Bank does not notify the Borrower that such additional amounts are owing within 180 days of the date such Bank obtains knowledge thereof.

     Anything in this Section 4.3 or in Section 4.5 below notwithstanding, if any Bank elects to require payment by the Borrower of any amount under this
Section 4.3 or Section 4.5, the Borrower may, within 60 days after the date of receiving notice thereof and so long as no Default shall have occurred and be continuing, elect to terminate such Bank (for purposes of this paragraph, the "Terminated Bank") as a party to this Agreement; provided that, concurrently with such termination the Borrower shall (i) if the Administrative Agent, the Issuer and each of the Banks other than the Terminated Bank shall consent, pay the Terminated Bank all principal, interest and fees and other amounts owed to such Terminated Bank through such date of termination, or
(ii) have arranged for an assignee acceptable to the Administrative Agent and the Issuer to become a substitute Bank for all purposes under this Agreement in the manner provided in Section 10.11.1; provided further that, prior to substitution for any Terminated Bank, the Borrower shall have given written notice to the Administrative Agent of such intention and, if requested by the Borrower, the Banks (other than the Terminated Banks) shall have the option, but no obligation, for a period of sixty (60) days after receipt of such notice, to increase their Commitments in order to replace the Terminated Bank.

     SECTION 4.4. Funding Losses. In the event any Bank shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise; (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor, then, upon the written notice of such Bank to the Borrower (with a copy to the Administrative Agent), the Borrower shall, within forty-five days of its receipt thereof, pay directly to such Bank such amount as will reimburse such Bank for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive.

     SECTION 4.5. Increased Capital Costs. If after the Effective Date any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Bank or the Issuer or any Person controlling such Bank or the Issuer, and such Bank or the Issuer determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment, its issuance of a Letter of Credit or its participation in a Letter of Credit, or the Loans made by such Bank or the Issuer is reduced to a level materially below that which such Bank or the Issuer or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Bank or the Issuer to the Borrower but in no event later than 180 days after such Bank makes such determination, the Borrower shall immediately pay directly to such Bank or the Issuer additional amounts sufficient to compensate such Bank, the Issuer or such controlling Person for such reduction in rate of return; provided, however, that the Borrower shall not be required to make such payment if such Bank does not provide notice of such determination within 180 days thereof. A statement of such Bank or the Issuer as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error or written objection by the Borrower within 10 days after its receipt of such statement, be conclusive. In determining such amount, such Bank or the Issuer may use any reasonable method of averaging and attribution that it shall deem applicable.

     SECTION 4.6. Taxes. (a) All payments by the Borrower of principal of, and interest on, the Loans, reimbursement of Letter of Credit Liabilities and all other amounts payable hereunder and under any other Loan Document shall be made free and clear of and without deduction for any present or future excise, stamp or other similar taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Bank's or the Issuer's income or gross receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation (except for any withholding required in respect of any Agent or Bank or the Issuer by the laws of any jurisdiction (other than the United States) where such Agent or Bank or the Issuer is doing business), then the Borrower will (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and (iii) pay to the Administrative Agent for the account of such Agent or Bank or the Issuer such additional amount or amounts as is necessary to ensure that the net amount actually received by such Agent or Bank or the Issuer will equal the full amount such Person would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against any Agent or Bank or the Issuer with respect to any payment received by such Agent or Bank or the Issuer hereunder, such Agent or Bank or the Issuer may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses (other than any such penalties, interest or expense as a result of acts or omissions constituting gross negligence as determined by a court of competent jurisdiction in a final non-appealable judgment on the part of such Person)) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

     If a Bank becomes aware that any such withholding or deduction from any payment to be made by the Borrower hereunder or under any other Loan Document is required, then such Bank shall promptly notify the Administrative Agent and the Borrower thereof stating the reasons therefor and the additional amount required to be paid under this Section. Each Bank shall execute and deliver to the Administrative Agent and the Borrower such forms as it may be required to execute and deliver pursuant to Section 4.6(b). To the extent that any such withholding or deduction results from the failure or unreasonable delay of a Bank to provide a form required by Section 4.7(b) (unless such failure or delay is due to some prohibition under applicable requirement of Law), the Borrower shall have no obligation to pay the additional amount required by clause (b) below. Anything in this Section 4.6 notwithstanding, if any Bank elects to require payment by the Borrower of any material amount under this Section, the Borrower may, within 60 days after the date of receiving notice thereof and so long as no Default shall have occurred and be continuing, elect to terminate such Bank (for purposes of this paragraph, the "Terminated Bank") as a party to this Agreement; provided that, concurrently with such termination the Borrower shall (i) if the Administrative Agent, the Issuer and each of the Banks other than the Terminated Bank shall consent, pay the Terminated Bank all principal, interest and fees and other amounts owed to such Terminated Bank through such date of termination, or (ii) have arranged for an assignee acceptable to the Administrative Agent and the Issuer to become a substitute Bank for all purposes under this Agreement in the manner provided in Section 10.11.1;
provided further that, prior to substitution for any Terminated Bank, the Borrower shall have given written notice to the Administrative Agent of such intention and, if requested by the Borrower, the Banks (other than the Terminated Banks) shall have the option, but no obligation, for a period of sixty (60) days after receipt of such notice, to increase their Commitments in order to replace the Terminated Bank.

     If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of any Agent or Bank or the Issuer, the required receipts or other required documentary evidence, the Borrower shall indemnify such Agent or Bank or the Issuer for any incremental Taxes, interest or penalties that may become payable by such Agent or Bank or the Issuer as a result of any such failure. For purposes of this
Section 4.6, a distribution hereunder by any Agent, any Bank or the Issuer to or for the account of any Agent, any Bank or the Issuer shall be deemed a payment by the Borrower.

     (b) Each Bank which is organized under the laws of a jurisdiction outside the United States shall, (i) on the day of the initial borrowing from each such Bank hereunder and (ii) from time to time thereafter if requested by the Borrower or the Administrative Agent, provide the Administrative Agent and the Borrower with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the other Loan Documents or other documents satisfactory to such Bank, the Borrower and the Administrative Agent and indicating that all payments to be made to such Bank hereunder and under the other Loan Documents are not subject to United States withholding tax. Unless the Borrower and the Administrative Agent shall have received such forms or such documents indicating that payments to such Bank hereunder and under the other Loan Documents are not subject to United States withholding tax, the Borrower and the Administrative Agent shall be entitled to withhold United States withholding taxes from such payments at the applicable statutory rate.

     SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Banks and the Issuer entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without set off, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Bank and the Issuer its share, if any, of such payments received by the Administrative Agent for the account of such Bank and the Issuer. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

     SECTION 4.8. Sharing of Payments. (a) If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of set off or otherwise) on account of any Loan or any Letter of Credit Liability (other than pursuant to the terms of Sections 4.3, 4.4 4.5 and 4.6) in excess of its pro rata share of payments then or therewith obtained by all Banks, such Bank shall purchase from the other Banks such participations in Loans made by them and Letter of Credit Liabilities held by them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and each Bank which has sold a participation to the purchasing Bank shall repay to the purchasing Bank the purchase price to the ratable extent of such recovery together with an amount equal to such selling Bank's ratable share (according to the proportion of the amount of such selling Bank's required repayment to the purchasing Bank to the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set off to which this Section applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. Set off. Each Bank shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Borrower or, with the consent of the Majority Banks, upon the occurrence of any other Event of Default, have the right to appropriate and apply in set off to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Bank; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Bank agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of set off under applicable law or otherwise) which such Bank may have.

     SECTION 4.10. Use of Proceeds. The Borrower shall apply the proceeds of each Borrowing in accordance with the fourth recital; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U in violation of F.R.S. Board Regulation U.

     SECTION 4.11. Maximum Interest. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the obligations of the Borrower to each Bank and the Issuer under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Bank or the Issuer limiting rates of interest which may be charged or collected by such Bank or the Issuer. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the Federal and state laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable) with respect to a Bank or the Issuer then, in that event, notwithstanding anything to the contrary in this Agreement, it is agreed as follows: (a) the provisions of this Section 4.11 shall govern and control; (b) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement by such Bank or the Issuer shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with respect to such Bank or the Issuer herein called the "Highest Lawful Rate"), and any excess shall be credited to the Borrower by such Bank or the Issuer (or, if such consideration shall have been paid in full, such excess promptly refunded to the Borrower); (c) all sums paid, or agreed to be paid, to such Bank or the Issuer for the use, forbearance and detention of the indebtedness of the Borrower to such Bank or the Issuer hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and (d) if at any time the interest provided pursuant to Section 3.2 together with any other fees payable pursuant to this Agreement and deemed interest under applicable law, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees to accrue to such Bank or the Issuer pursuant to this Agreement shall be limited, notwithstanding anything to the contrary in this Agreement to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Bank or the Issuer pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement and such fees deemed to be interest equals the amount of interest which would have accrued to such Bank or the Issuer if a varying rate per annum equal to the interest provided pursuant to Section 3.2 had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section 4.11.

                                   ARTICLE V

                             CONDITIONS TO BORROWING

     SECTION 5.1. Initial Borrowing. The obligations of the Banks to fund the initial Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

     SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to (a) resolutions of its Board of Directors or other governing body then in full force and effect authorizing the execution, delivery and performance of this Agreement, the

     Notes and each other Loan Document to be executed by it; and (b) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it, upon which certificate each Bank may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate. The Administrative Agent shall have received certificates of the appropriate government officials of the state of organization of each Obligor as to the existence and good standing of such Person, each dated within 30 days prior to the date of delivery pursuant hereto.

     SECTION 5.1.2. Delivery of Notes and Subsidiary Guaranty Agreement. The Administrative Agent shall have received, for the account of each Bank, its Note duly executed and delivered by the Borrower and the Subsidiary Guaranty Agreement executed and delivered by each Obligor party thereto.

     SECTION 5.1.3. Payment of Outstanding Prize Indebtedness, etc. All Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule (including any Indebtedness of Prize or any Prize Subsidiary outstanding under the Prize Credit Facility), together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing), the Prize Credit Facility shall have been terminated, and all Liens securing payment of any Indebtedness thereunder shall have been, or concurrently with the Effective Date are being, released.

     SECTION 5.1.4. Mortgage. The Collateral Agent shall have received (a) amendments to the Existing Mortgages and Additional Mortgages covering Oil and Gas Properties of Prize or the Prize Subsidiaries and/or the Borrower or its Subsidiaries such that the Collateral Agent shall have a valid perfected first Lien on not less than 80% in the aggregate of the value of all Oil and Gas Properties set forth in the Reserve Reports dated as of December 31, 2001, each duly executed and delivered by each Obligor party thereto in form and substance satisfactory to the Administrative Agent and the Collateral Agent for the prompt completion of all recording and filing of such Security Documents as may be necessary or, in the reasonable opinion of the Administrative Agent or the Collateral Agent, desirable to create or continue, as appropriate, a valid perfected first Lien against the Collateral Property covered by the Mortgage,
(b) a schedule reconciling the present value of the Proved Reserves set forth in the Reserve Reports delivered pursuant to Section 5.1.8 with the list of Oil and Gas Properties covered by an Existing Mortgage or an Additional Mortgage, and
(c) an appropriate authorization in favor of the Collateral Agent to file Uniform Commercial Code Form UCC-1 and UCC-3 statements, necessary or in the opinion of the Administrative Agent or the Collateral Agent, desirable, to create in the Collateral Agent for the benefit of the Agents, the Issuer and the Banks all Liens and other rights of any Person as a valid, perfected first priority Lien in the Collateral Property described in the Mortgage.

     SECTION 5.1.5. Pledge Agreements; Stock Certificates and Blank Powers. The Collateral Agent shall have received an amendment to the Borrower Pledge Agreement and to each Subsidiary Pledge Agreement, duly executed by the relevant Obligor together with an appropriate authorization in favor of the Collateral Agent to file Uniform Commercial Code Form UCC-1 and UCC-3 statements, duly executed blank stock powers and all stock certificates necessary or in the opinion of the Administrative Agent or the Collateral Agent, desirable, to create in the Collateral Agent for the benefit of the Agents, the Issuer and the Banks all Liens and other rights of any Person as a valid, perfected first priority Lien in the Collateral Property described in the respective Pledge Agreements.

     SECTION 5.1.6. Opinions of Counsel. (a) The Administrative Agent shall have received opinions, dated the date of the initial extension of credit or such other date acceptable to the Administrative Agent and addressed to the Agents, the Issuer and all Banks, from (a) Thompson & Knight, L.L.P., special counsel to the Obligors, substantially in the form of Exhibit E hereto, and (b) Morgan Johnston, general counsel for the Obligors, substantially in the form of Exhibit F hereto.

     (b) The Administrative Agent shall have received for distribution to each Bank (in sufficient number to provide at least one copy to each Bank) favorable opinions from a local counsel to the Obligors in the State of Louisiana dated as of the date of delivery thereof, in form and substance reasonably satisfactory to the Administrative Agent and its counsel which shall include an opinion that the Mortgages dated March 15, 2002, and any corresponding UCC financing statements to be filed in the State of Louisiana, respectively, are effective to create a valid, perfected Lien in favor of the Collateral Agent on the Mortgaged Properties located in the State of Louisiana and are in proper form for recordation in such state.

     SECTION 5.1.7. Financial Information. The Administrative Agent and the Banks shall have received true and correct copies of the most recently prepared audited and unaudited consolidated financial statements of the Borrower and its Subsidiaries and audited and unaudited consolidated financial statements of Prize and the Prize Subsidiaries, together with pro forma consolidated financial statements for the Borrower, Prize and their respective Subsidiaries prepared in accordance with the requirements of Regulation S-X for registration statements on Form S-4 as if such a registration statement for a debt issuance by the Borrower became effective on the Effective Date.

     SECTION 5.1.8. Engineers' Report. The Administrative Agent shall have received Reserve Reports dated as of December 31, 2001, prepared by Approved Engineers covering the Hydrocarbon Interests included in the initial Borrowing Base.

     SECTION 5.1.9. Certificate as to Insurance Policies. The Administrative Agent shall have received a certificate of the Borrower in form and substance satisfactory to the Administrative Agent, certified by an Authorized Officer of the Borrower as true and correct in all material respects and describing in detail all insurance maintained by Borrower and its Subsidiaries as of the Effective Date and certifying that such insurance satisfies the requirements of
Section 7.1.4.

     SECTION 5.1.10. Material Adverse Change. No material adverse change shall have occurred since September 30, 2001 in the financial condition, business, operations, or prospects of the Borrower and the Restricted Subsidiaries taken as a whole or in their consolidated assets, liabilities and properties and there shall be no material threatened or pending litigation adversely affecting its consolidated property.

     SECTION 5.1.11. Satisfactory Review and Legal Form. All legal matters in connection with this Agreement and the consummation of the transaction contemplated hereby and by the Loan Documents shall be approved by the Administrative Agent and its legal counsel, and there shall have been furnished to the Administrative Agent by the Borrower, at the Borrower's expense, such agreements with respect to the Borrower's and the Restricted Subsidiaries' Oil and Gas Properties not mortgaged under the Third Amended and Restated Credit Agreement (including, without limitation, environmental reports, opinions of counsel, title opinions, and other records and information) and such other documents, agreements, information and records (including, without limitation, documents, agreement, information and records pertaining to the hedging arrangements of the Borrower and its Subsidaries), in form, substance, scope and methodology satisfactory to the Administrative Agent in its sole discretion, as it may reasonably have requested for that purpose.

     SECTION 5.1.12. Closing Fees, Expenses, etc. The Administrative Agent shall have received the Fee Letter, duly executed by the Borrower. The Administrative Agent shall also have received for its own account, the account of the Issuer, or for the account of the Arrangers or each Bank, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 and, if then invoiced, Section 10.3.

     SECTION 5.1.13. UCC Searches. The Administrative Agent shall have received from the Borrower copies of Uniform Commercial Code searches with respect to the Obligors in the jurisdictions set forth in Schedule 5.1.13.

     SECTION 5.1.14. Prize Merger Documentation. The Administrative Agent shall have received a certificate from an Authorized Officer of each of the Borrower and Pintail Energy, Inc., dated as of the Effective Date, certifying that attached thereto is a true and correct copy of the Prize Merger Agreement and certifying that: (a) on and as of the Effective Date, and except as otherwise previously disclosed pursuant to the provisions hereof, there does not exist any pending or threatened litigation, judgment, order, injunction or other restraint issued or filed with respect to the making of the initial Borrowing hereunder or which could reasonably be expected to impair materially the right or ability of each of the Borrower, Pintail Energy, Inc. and Prize to effect the Prize Merger substantially in accordance with the terms and conditions of the Prize Merger Agreement and to comply with the requirements of Section 7.1.6 hereof; (b) the Prize Merger Agreement, at the time of the mailing thereof to the shareholders of Prize, and any documents, at the time of mailing thereof, mailed to Prize shareholders in relation to any Prize Merger Agreement did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein contained, in light of the circumstances under which made, not misleading; (c) each of the Borrower, Pintail Energy, Inc., Prize and the Prize Subsidiaries, as the case may be, has received all governmental and third party approvals necessary in connection with the Prize Merger and the financing contemplated by this Agreement and such approvals are in full force and effect; (d) holders of shares of stock of Prize constituting at least a majority of all of the outstanding shares of capital stock having ordinary voting power with respect to the election of the board of directors of Prize (including all shares issuable upon the exercise of the exercisable outstanding options or warrants), and all other conditions to the Prize Merger have been satisfied (and not waived, except with the consent of the Administrative Agent); (e) there are no government, corporate, contractual or legal restrictions that would restrict, limit or otherwise impede prompt consummation of the Prize Merger and the transactions contemplated by the Prize Merger Agreement; and (f) after giving effect to the Prize Merger and the transactions described in the Prize Merger Agreement, neither

     Prize nor any Prize Subsidiary shall have outstanding any shares of stock constituting preferred equity.

     SECTION 5.1.15. Hedging Schedule. The Administrative Agent and each Bank shall have received a schedule of all Hedging Agreements to which the Borrower or any of its Subsidiaries (including Prize and the Prize Subsidiaries) is a party, which schedule shall indicate the amount of all Hedging Obligations of the Borrower or its Subsidiaries, as applicable, thereunder.

     SECTION 5.2. All Borrowings and Letters of Credit. The obligation of each Bank to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) and of the obligations of the Issuer to issue any Letter of Credit (including the initial Letter of Credit) and of the Banks to participate therein shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

     SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of such Borrowing) the following statements shall be true and correct:

     (a) the representations and warranties set forth in Article VI and in the other Loan Documents shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

     (b) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of their respective
Subsidiaries which would reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

     (c) no Default shall have then occurred and be continuing, and the Obligors are not in violation of any law or governmental regulation or court order or decree except for such violations as would not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.2.2. Borrowing Request. The Administrative Agent shall have received a Borrowing Request or Letter of Credit Request for such Borrowing or such Letter of Credit, as applicable. Each of the delivery of a Borrowing Request or a Letter of Credit Request and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance of such Letter of Credit, as applicable, shall constitute a representation and warranty by the Borrower that, on the date of such Borrowing or the date of issuance of such Letter of Credit (both immediately before and after giving effect to such Borrowing and the issuance of such Letter of Credit and the application of the proceeds thereof), the statements made in Section 5.2.1 are true and correct. By delivering the initial Borrowing Request, the Borrower shall be deemed to have represented and warranted that on and as of the date of the initial Borrowing each of the conditions set forth in Article V has been satisfied.

     SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

     SECTION 5.2.4. All Letters of Credit. The obligation of the Issuer to issue each Letter of Credit is, in addition to the conditions precedent specified in Sections 5.1 (with respect to the initial Letter of Credit) and Section 5.2 (with respect to all Letters of Credit), subject to the condition precedent that the Issuer shall have received, at least three (3) Business Days prior to the requested issuance thereof, a Letter of Credit Request from the Borrower relating to such Letter of Credit.

     SECTION 5.2.5. Excess Cash and Cash Equivalents. The Banks shall have no obligation to make any Loans if, after giving effect to the application of the proceeds of any Borrowings hereunder, the aggregate amount of cash and Cash Equivalents held by the Borrower and its Subsidiaries shall have exceeded $35,000,000 for the period of three (3) consecutive days ending on the day immediately prior to such Borrowing; provided that for purposes of this Section 5.2.5, cash or Cash Equivalents held by a qualified intermediary pursuant to a deferred exchange agreement shall not be treated as being held by the Borrower or its Subsidiaries.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Banks, the Issuer and the Agents to enter into this Agreement and to make Borrowings and issue Letters of Credit hereunder, the Borrower represents and warrants unto the Agents, the Issuer and each Bank as set forth in this Article VI.

     SECTION 6.1. Organization, etc. Each Obligor is a corporation, partnership or limited liability company validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation. Each Obligor is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, except where the failure to so qualify, would not reasonably be expected to have a Material Adverse Effect. Each Obligor has full power and authority and holds all requisite franchises, patents, copyrights, trademarks, trade names or rights thereto, licenses, permits and other approvals (i) to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and (ii) except where failure to do so would not reasonably be expected to have a Material Adverse Effect, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

     SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of this Agreement, the Notes and each other Loan

     Document executed or to be executed by it, are within such Obligor's powers, have been duly authorized by all necessary action, and do not (a) violate any Obligor's Organic Documents; (b) violate the terms or provisions of the Indenture; (c) violate any other contractual restriction, law or governmental regulation or court decree or order binding on or affecting any Obligor or its Assets; or (d) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties except for Liens granted under the Loan Documents.

     SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance by any Obligor of this Agreement, the Notes or any other Loan Document to which it is a party other than recording of Security Documents with appropriate Governmental Authorities. No Obligor is an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of and subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

     SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by an Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Obligor enforceable in accordance with their respective terms. Without limiting the foregoing, each Security Document executed by an Obligor constitutes the legal, valid and binding obligation of such Obligor enforceable in accordance with its respective terms, and creates a valid and perfected first priority security interest in the Assets of such Obligor as provided therein.

     SECTION 6.5.  Financial  Information.  The  Borrower  has  delivered to the
Administrative Agent audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended December 31, 2000, and unaudited consolidated financial statements of (i) the Borrower and its Subsidiaries and (ii) Prize and the Prize Subsidiaries, in each case, as at and for each of the Fiscal Quarters ended March 31, 2001, June 30, 2001 and September 30, 2001. Such financial statements have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. To the Borrower's Knowledge, neither the Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as scheduled or referred to or reflected in such financial statements.

     SECTION 6.6. No Material Adverse Change. There has been no material adverse change in the business, condition (financial or otherwise) operations, prospects, or properties of the Borrower and its Subsidiaries taken as a whole since the effective date of the most recent audited financial statements delivered to the Agents, the Issuer and the Banks.

     SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the Borrower's Knowledge, threatened litigation, action, proceeding, or labor controversy affecting

     Borrower or any Subsidiary, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation, Labor Controversies") of the Disclosure Schedule. To the Borrower's Knowledge, there are no outstanding judgments against the Borrower or any Subsidiary.

     SECTION 6.8. Subsidiaries. As of date hereof, the Borrower has no Subsidiaries except those Subsidiaries set forth in Item 6.8 ("Subsidiaries") of the Disclosure Schedule.

     SECTION 6.9. Ownership of Properties. Each Obligor owns good and defensible title to, or valid leasehold interests in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) and free and clear of all limitations and restrictions on, and consent requirements for, disposition or transfer, except as permitted pursuant to Section 7.2.3 and except for imperfections and burdens that do not in the aggregate materially detract from the value thereof. The interests and properties described in Schedule 6.9 constitute all the Hydrocarbon Interests owned by the Borrower and the other Obligors as of the date of this Agreement. The Collateral Property includes all the Capital Stock of each Obligor (other than the Borrower), all Hedge Agreements to which any Obligor is a party and all notes receivable of each Obligor.

     SECTION 6.10. Taxes. Except as set forth in Item 6.10 ("Tax Matters") of the Disclosure Schedule, the Borrower and each Subsidiary has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

     SECTION    6.11.     Pension    and    Welfare     Plans.     During    the
twelve-consecutive-month period prior to the date hereof and, on a rolling basis, prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan under Section 4041(c) of ERISA, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any liability, fine or penalty. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule:

     (a) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, the Borrower and each Subsidiary and all of their respective Assets and operations are in compliance in all material respects with all Environmental Laws. Neither the Borrower nor any Subsidiary is aware of, and none of the Borrower or any of its Subsidiaries has received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the material compliance or continued material compliance of any of them with all Environmental Laws;

     (b) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries has obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and has received no notice that all such permits are not in good standing, or that any such Person is not in compliance with all of the terms and conditions of such permits;

     (c) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, no Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the Assets of the Borrower or any of its Subsidiaries except in amounts that would not violate applicable law. The use which the Borrower or any of its Subsidiaries makes and intends to make of its properties and Assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except in amounts that would not violate applicable law;

     (d) To the Borrower's Knowledge, neither the Borrower nor any of its Subsidiaries nor any of such Person's currently or previously owned or leased properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to any failure to comply with Environmental Laws;

     (e) To the Borrower's Knowledge, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, there are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;

     (f) Neither the Borrower nor any Subsidiary is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C.ss.6901 et seq., regulations thereunder or any comparable provision of state law. To the Borrower's Knowledge, the Borrower and each of its Subsidiaries is in substantial compliance with all applicable financial responsibility requirements of all Environmental Laws;

     (g) Neither the Borrower nor any Subsidiary has filed, or to the best of the Borrower's and each Subsidiary's Knowledge, failed to file, any notice required under applicable Environmental Law reporting a Release; and

     (h) Neither the Borrower nor any Subsidiary has received notice that a Lien arising under any Environmental Law has attached to any of their property or revenues.

     SECTION 6.13. Regulations U and X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

     SECTION 6.14. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of any of the Obligors in writing to the Administrative Agent or the Collateral Agent or any Bank or the Issuer for purposes of or in connection with this Agreement, any other Loan Document, or any transaction contemplated hereby or thereby is, and all other such factual information hereafter furnished by or on behalf of any of the Obligors to the Administrative Agent or the Collateral Agent or any Bank or the Issuer will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Administrative Agent, the Collateral Agent and such Bank or the Issuer, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading in any material respect. There is no fact known to any Obligor which has a Material Adverse Effect, or which could reasonable be expected to have a Material Adverse Effect, on the business, condition (financial or otherwise), operations, or properties of the Borrower and its Subsidiaries taken as a whole that has not been disclosed in writing to the Administrative Agent, the Collateral Agent, the Issuer and the Banks.

     SECTION 6.15. No Defaults  under Other  Agreements.  Except as disclosed in
Item 6.15 ("Existing Defaults") of the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries is in default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness in excess of $5,000,000, and no defaults have occurred in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of any Indebtedness.

     SECTION 6.16. Solvency. Each Obligor is Solvent.

     SECTION 6.17. Agreements. Neither the Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other material agreement or instrument, or subject to any charter or corporate restriction which could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries (taken as a whole), or the ability of the Borrower or any Obligor to pay and perform its obligations under the Loan Documents to which it is a party. Neither the Borrower nor any Restricted Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any material agreement or instrument material to its business to which it is a party.

     SECTION 6.18. Compliance with Laws, etc. The Borrower and each of its Subsidiaries has complied with all applicable statutes, rules, regulations, orders and restrictions of any government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Hydrocarbon Interests except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

     SECTION 6.19. Direct Benefit. The initial Borrowings and Letters of Credit hereunder and all additional Borrowings and Letters of Credit hereunder are for the direct benefit of the Borrower, or in the case of any initial or additional Letters of Credit, one or more of the Guarantors, and the initial Loans and Letters of Credit hereunder are used to continue the Prior Indebtedness under the Third Amended and Restated Credit Agreement, to refinance and replace direct and indirect Indebtedness of Prize and the Prize Subsidiaries owing under the Prize Credit Facility and to fund the cash portion of the merger consideration and any expenses related to any of the foregoing purposes. The Borrower and the Guarantors are engaged as an integrated group in the business of oil and gas exploration and related fields, and any benefits to the Borrower or any Guarantor is a benefit to all of them, both directly or indirectly, inasmuch as the successful operation and condition of the Borrower and the Guarantors is dependent upon the continued successful performance of the functions of the integrated group as a whole.

                                  ARTICLE VII

                                    COVENANTS

     SECTION 7.1. Affirmative Covenants. The Borrower agrees with each Agent, the Issuer and each Bank that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.1.

     SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to the Administrative Agent for distribution to each Bank copies (in sufficient number to provide at least one copy to each Bank) of the following financial statements, reports, notices and information:

     (a) as soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, (1) consolidated balance sheets, statements of earnings, and statements of cash flow as of the end of such Fiscal Quarter (and, if required by GAAP or by any Governmental Authority, consolidating balance sheets, statements of earnings and statements of cash flows) of the Borrower for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Officer of the Borrower and
(2) a schedule of all Hedging Obligations of the Borrower and its Restricted Subsidiaries in reasonable detail;

     (b) as soon as available and in any event within 105 days after the end of each Fiscal Year of the Borrower, (1) a copy of the annual audit report for such Fiscal Year for the Borrower, including therein consolidated (and, if required by GAAP or by any Governmental Authority, consolidating) financial statements of the Borrower as of the end of such Fiscal Year prepared in the manner described in clause (a) above and certified (without any Impermissible Qualification) by independent certified public accountants of nationally recognized standing selected by the Borrower and (2) a schedule of all Hedging Obligations of the Borrower and its Restricted Subsidiaries in reasonable detail;

     (c) as soon as available and in any event within 15 days of the delivery to the Administrative Agent of the financial statements described in clauses (a) and (b) above, a certificate, executed by an Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4. together with a statement to the effect that the Borrower has not become aware of any Default or Event of Default that has occurred or is continuing, or, if the Borrower has become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it;

     (d) concurrently with the certificate delivered pursuant to clause (c) above, (i) a production statement which identifies the most recent information available relating to the gross volumes of Hydrocarbons produced in the aggregate from the Hydrocarbon Interests included in the Borrowing Base, (ii) a statement of revenues and expenses attributable to the Hydrocarbon Interests included in the Borrowing Base for such Fiscal Quarter ended, and (iii) an operating report which identifies the most recent information available relating to the aggregate Hydrocarbons throughput of the Gas Gathering Systems, revenues and expenses and operating reports each attributable to the Gas Gathering Systems for such Fiscal Quarter then ended, such production report and statement of revenues and expenses and operating reports each to be in a form and substance reasonably satisfactory to the Administrative Agent and the Banks;

     (e) promptly upon the Borrower learning of the occurrence of any Default or Borrowing Base Deficiency, a statement of an Authorized Officer of the Borrower setting forth details of such Default or Borrowing Base Deficiency and the action which the Borrower has taken and proposes to take with respect thereto;

     (f) promptly upon the Borrower learning of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in Section 6.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in
Section 6.7, or (z) any material adverse development with respect to any litigation, action, proceeding or controversy affecting any Obligor, which in the Borrower's opinion, could reasonably be expected to have a material adverse effect on the business, operations, affairs, condition (financial or otherwise), prospects or assets of the Borrower on a consolidated basis;

(g) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to its stockholders generally, and all reports on form 10-K, 10-Q, 8-K, all definitive proxy statements, and effective registration statements (other than registration statements on Form S-8 or successor forms for sales of securities under Plans) which the Borrower files with the Securities and Exchange Commission or any national securities exchange;

     (h) immediately upon becoming aware of the institution of any steps by the Borrower or any Affiliate of the Borrower to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

     (i) as soon as possible, and in any event within 50 days after March 31, 2002, pro forma consolidated balance sheets, statements of earnings, and statements of cash flow for Prize and the Prize Subsidiaries for the Fiscal Quarter ended March 31, 2002, presented both for the whole Fiscal Quarter and as of the end of each month of such Fiscal Quarter;

     (j) Notice of Material Adverse Change. As soon as possible and in any event within 10 days after the occurrence thereof, written notice of any matter that, in the good faith opinion of the Borrower's management after exercising reasonable business judgment, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and its Subsidiaries taken as a whole;

     (k) promptly upon the aggregate value of all margin accounts established by the Borrower or any of its Subsidiaries with respect to Hedging Obligations exceeding $1,000,000, written notice of the aggregate value of all such margin accounts;

     (l) such other information respecting the condition or operations, financial or otherwise, of the Borrower and its Subsidiaries as any Bank or the Issuer through the Administrative Agent may from time to time reasonably request; and

     (m) Reserve Reports.

     (i) On or before April 1 of each calendar year, commencing April 1, 2003, at the Borrower's expense, Reserve Reports prepared by an Approved Engineer dated as of December 31 of the preceding year; and

     (ii) On or before October 1 of each calendar year, commencing October 1, 2002, at the Borrower's expense, Reserve Reports prepared by the Borrower dated as of June 30 of such year;

     SECTION 7.1.2. Compliance with Laws, Maintenance of Existence, etc. The Borrower will and will cause each Material Restricted Subsidiary to (a) comply in all material respects with all applicable laws, rules, regulations and orders, (b) do all things necessary and proper to maintain and preserve its respective corporate or other existence and franchises and privileges in the jurisdiction of its formation and quality and remain qualified as a foreign entity authorized to do business in each jurisdiction where it has Assets or properties or conducts business except where a failure to so qualify or remain qualified would not reasonably be expected to have a Material Adverse Effect; and (c) pay, before the same become delinquent, all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Borrower will conduct, and will cause each Restricted Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.

     SECTION 7.1.3. Maintenance of Properties. The Borrower, in its reasonable business judgment, and in the ordinary conduct of its business, will, and will cause each Restricted Subsidiary to, maintain, preserve, protect and keep its respective properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless the Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

     SECTION 7.1.4. Insurance. The Borrower will maintain or cause to be maintained with responsible insurance companies insurance with respect to its and its Restricted Subsidiaries' properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses in similar locales and will, upon request of the Administrative Agent, furnish to each Bank at reasonable intervals a certificate of an Authorized Officer setting forth the nature and extent of all insurance maintained by the Borrower in accordance with this Section. Each insurance policy covering Collateral Property shall provide that such policy will not be canceled or reduced without 30 days' prior written notice to the Administrative Agent. In the event an Event of Default occurs and continues for a period of 90 days, the Borrower will cause, within 5 days, each insurance policy covering Collateral Property to name the Collateral Agent as additional insured and loss payee for the benefit of itself, the other Agents, the Banks and the Issuer.

     SECTION 7.1.5. Books and Records. The Borrower will and will cause its Restricted Subsidiaries to keep books and records which accurately reflect all of its business affairs and transactions and permit the Administrative Agent and each Bank or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant with prior notice to the Borrower and an opportunity to attend, to discuss the Borrower's and its Subsidiaries' financial matters with each Bank or its representatives) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its or their books or other records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Administrative Agent's or any Bank's exercise of its rights pursuant to this Section.

     SECTION 7.1.6. Consummation the Merger. The Borrower agrees to cause its Subsidiaries to take and complete not later than the close of business on the Effective Date all actions necessary to effectuate the merger transaction between Pintail Energy, Inc. and Prize described in the Prize Merger Agreement, which actions shall include, but not be limited to, (a) the satisfaction of all of the conditions set forth in article 6 of the Prize Merger Agreement (unless such condition is amended or the satisfaction of such condition is validly waived by the parties to the Prize Merger Agreement and, if the condition that is being amended or waived is material in the opinion of the Administrative Agent, the Administrative Agent shall have consented in advance in writing to such amendment or waiver) and (b) the filing of a certificate of ownership in the appropriate office in the State of Delaware, which certificate shall provide an effective date for such merger transaction not later than the Effective Date. The Borrower further agrees to cause evidence of the filing of the certificate effectuating such merger transaction to be delivered to the Administrative Agent not later than the close of business on the Effective Date and to provide to the Administrative Agent an opinion of counsel to the surviving entity substantially in the form of Exhibit L. Concurrently with the consummation of the Prize Merger, the Borrower shall delist all securities of Prize other than warrants for common stock of Prize from any national exchange on which such securities have heretofore been listed and shall promptly deliver a Pledge Agreement to the Administrative Agent, pursuant to which the Borrower shall have pledged all of the shares of common stock of Prize.

     SECTION 7.1.7. Agreement to Deliver Security Documents. The Borrower agrees to and will cause its Restricted Subsidiaries to deliver promptly:

     (a) to further secure the Obligations whenever requested by the Collateral Agent or the Administrative Agent in good faith, Pledge Agreements, Mortgages, mortgages, deeds, deeds of trust, security agreements, financing statements, continuation statements, extensions agreements and other similar agreements or instruments (in addition to those required to be delivered under Article V) in form and substance satisfactory to the Collateral Agent or the Administrative Agent in good faith for the purpose of granting, confirming and perfecting first and prior liens or security interests in any property which is at such time (i) Collateral Property or which was intended to be Collateral Property pursuant to any Loan Document previously executed and not then released by the Collateral Agent, or (ii) Capital Stock or other ownership interests in each Subsidiary of the Borrower; provided, however, that the Borrower and the Restricted Subsidiaries shall at all times maintain in effect in favor of the Collateral Agent such Mortgages as are necessary to grant, confirm and perfect first and prior liens or security interests in at least 80% of the present value of the Proved Reserves (whether developed or undeveloped); and further provided, however, that in the event that the Hydrocarbon Interests on which the Collateral Agent has a first priority perfected Lien shall constitute less than 80% of the present value of the Proved Reserves (whether developed or undeveloped), the Borrower shall promptly notify the Collateral Agent and execute or cause to be executed additional Mortgages necessary to increase such percentage to at least 80%. The Borrower shall cause each Person that becomes a Material Restricted Subsidiary after the date hereof to execute and deliver to the Collateral Agent a counterpart of each of the Subsidiary Pledge Agreement and Subsidiary Guaranty Agreement within 15 days after such Person becomes a Restricted Subsidiary. Contemporaneously with the execution and delivery of any such counterpart of the Subsidiary Pledge Agreement, the Borrower shall deliver to the Collateral Agent the original certificates evidencing all outstanding Capital Stock of such Restricted Subsidiary, together with stock powers relating thereto duly executed in blank and such other documents as the Administrative Agent may reasonably request. The Borrower also agrees to deliver whenever requested by the Collateral Agent in good faith, favorable opinions (in addition to those required to be delivered under Article V) from legal counsel acceptable to the Administrative Agent in good faith with respect to any Collateral Property confirming that such Collateral Property is subject to Security Documents securing Obligations that constitute and create legal, valid and duly perfected Liens in such properties and interests and the proceeds thereof, and covering such other matters as the Administrative Agent may request in good faith; and

     (b) if requested by the Administrative Agent, title opinions in form and substance reasonably acceptable to the Administrative Agent from counsel reasonably acceptable to the Administrative Agent with respect to any of the Proved Reserves covered by a Mortgage or included in the Borrowing Base.

     SECTION 7.1.8. Perfection and Protection of Security Interests and Liens. The Borrower will and will cause its Subsidiaries to from time to time deliver or cause to be delivered to the Collateral Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by the relevant Person, in form and substance satisfactory to the Administrative Agent and the Collateral Agent, which the Administrative Agent requests for the purpose of perfecting, confirming or protecting any Liens or other rights in Collateral Property.

     SECTION 7.1.9. Compliance with Other Contractual Obligations. The Borrower shall, and shall cause its Restricted Subsidiaries, to perform and observe in all material respects all of the covenants and agreements contained in each contract or agreement to which it is a party that are provided to be performed and observed on the part of such Person, taking into account any grace period, and shall in the reasonable business judgment of the Borrower diligently and in good faith enforce, using appropriate procedures and proceedings, all of its and its Subsidiaries' material rights and remedies under (including taking all diligent actions required to collect amounts owed to such Person by any other parties thereunder) each such contract or agreement.

     SECTION 7.1.10. Replacement Notes. If a Permitted 2002 Bond Transaction shall have been consummated after the Effective Date, then the Borrower agrees to deliver to the Administrative Agent for the account of each Bank Notes in replacement and substitution for any Notes delivered by the Borrower pursuant to
Section 5.1.2, which Notes shall be dated the same date as the original Notes and shall be in an aggregate amount equal to the Maximum Facility Amount as reduced pursuant to Section 2.2(a).

     SECTION 7.2. Negative Covenants. The Borrower agrees with each Agent, the Issuer and each Bank that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this Section 7.2.

     SECTION 7.2.1. Business Activities. The Borrower will not and will not permit its Restricted Subsidiaries to engage in any business activity, except the Oil and Gas Business.

     SECTION 7.2.2. Indebtedness. The Borrower will not and will not permit its Restricted Subsidiaries to create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

     (a) Indebtedness in respect of the Loans and other Obligations;

     (b) until the date of the initial  Borrowing,  Indebtedness  identified  in
Item 7.2.2(b) ("Indebtedness to be Repaid") of the Disclosure Schedule;

     (c)  Indebtedness  existing as of the Effective Date which is identified in
Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

     (d)  unsecured   accounts  payable  by  the  Borrower  and  its  Restricted
Subsidiaries incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

     (e) Trade Guarantees;

     (f) Indebtedness subordinate to the Obligations on terms reasonably satisfactory to the Administrative Agent (such approval not to be unreasonably withheld) payable (i) solely in common stock of the Borrower or such Restricted Subsidiary, or (ii) in cash or common stock of the Borrower or such Restricted Subsidiary at the sole option of the obligor thereof, provided that neither the Borrower nor any Restricted Subsidiary shall make aggregate cash payments after the date hereof with respect to such Indebtedness in an amount in excess of $5,000,000;

     (g) unsecured Indebtedness of the Borrower or any Restricted Subsidiary, in respect of performance bonds, surety bonds, and appeal bonds issued for its account, in each case in the ordinary course of business;

     (h) Indebtedness not otherwise permitted under this Section 7.2.2 that is created, incurred or assumed after the Effective Date which is in respect of Capitalized Lease Liabilities or sales leaseback transactions covering assets sold and then leased back; provided that the aggregate outstanding principal amount of all such Indebtedness does not exceed $17,500,000 in the aggregate at any one time outstanding for all such Indebtedness of the Borrower and the Restricted Subsidiaries;

     (i) unsecured Indebtedness of the Borrower or any Restricted Subsidiary owing to the Borrower or to any other Restricted Subsidiary provided that such other Restricted Subsidiary is also a Guarantor;

     (j) Indebtedness not otherwise permitted under this Section 7.2.2 that is created, incurred or assumed after the Effective Date by the Borrower or one or more Restricted Subsidiaries to a vendor of any equipment to finance its acquisition of such equipment and costs associated with placing such acquired equipment in service; provided that the aggregate outstanding principal amount of all such Indebtedness does not exceed $25,000,000 at any time outstanding and provided further that the recourse of the vendor shall be limited to the equipment so acquired;

     (k) [Intentionally Omitted];

     (l) [Intentionally Omitted];

     (m) unsecured Indebtedness of the Borrower or a Restricted Subsidiary owed to a Person or Persons not otherwise permitted under this Section 7.2.2 that is created, incurred or assumed after the Effective Date; provided that the aggregate principal amount of such Indebtedness shall not exceed $20,000,000 at any time outstanding; further provided that if the Person to whom such Indebtedness is owed is an Unrestricted Subsidiary, such Indebtedness shall not, without the prior express written consent of the Majority Banks, accrue interest at a rate exceeding the rate of interest at which the Borrower could have borrowed Base Rate Loans or LIBO Rate Loans, whichever is less, under this Agreement on the date on which the borrower or its Restricted Subsidiary incurred such Indebtedness;

     (n) Indebtedness incurred under any Permitted 2002 Bond Transaction; and

     (o) reimbursement obligations owing to Fleet National Bank in respect of the Chevron L/C.

     provided, however, that no additional Indebtedness otherwise permitted by clauses (f), (h), (i), (j), (k), (l) or (m) shall be incurred if, after giving effect to the incurrence thereof, any Default or Event of Default shall have occurred and be continuing.

     SECTION 7.2.3. Liens. The Borrower will not and will not permit any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

     (a) Liens securing payment of the Obligations and any Hedging Obligations owed to a Bank, an Agent, or the Issuer or any Affiliate thereof, granted pursuant to any Security Document;

     (b) Liens granted to secure payment of Indebtedness of the type permitted and described in Section 7.2.2(h) and (j) and covering only those assets or equipment, as the case may be, acquired or financed with the proceeds of such Indebtedness;

     (c) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (d) Liens of carriers, warehousemen, mechanics, materialmen, landlords and other like Liens incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (e) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits;

     (f) judgment Liens resulting from a judgment or order to pay money not in excess of $2,500,000 above applicable insurance coverage rendered against the Borrower or any Restricted Subsidiary (or, in the event the Borrower or such Restricted Subsidiary shall have an indemnity reasonably acceptable to the Majority Banks from a Person satisfactory to the Majority Banks (which Person acknowledges in writing its liability for such indemnity) in respect of such judgment, decree or order for the payment of money, if after giving effect to such indemnity, the Borrower's or such Restricted Subsidiary's liability in respect of such judgment, decree or order is not in excess of $2,500,000, as the case may be) and neither enforcement proceedings shall have been commenced by any creditor upon such judgment or order, nor shall there have been any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not have been in effect;

     (g) easements, rights-of-way, servitudes, permits, reservations, exceptions, covenants and other restrictions as to the use of real property and other similar encumbrances incurred in the ordinary course of business which, with respect to all of the foregoing, do not secure the payment of Indebtedness and which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Hydrocarbon Interest subject thereto or materially interfere with the ordinary conduct of the business of the Borrower;

     (h) defects, irregularities and deficiencies in the title to any rights of way or any Hydrocarbon Interest of the Borrower or any Restricted Subsidiary which in the aggregate do not materially impair the use of such rights of way or any Hydrocarbon Interest for the purposes for which such rights of way and any other Hydrocarbon Interest are held by such Person, and defects, irregularities and deficiencies in title to any Hydrocarbon Interest of the Borrower or any Restricted Subsidiary, which defects, irregularities or deficiencies have been cured by possession under applicable statutes of limitations;

     (i) royalties, overriding royalties and revenue interests, provided that the value of the Hydrocarbon Interests shown on the Reserve Reports is net of such Liens;

     (j) any Lien securing Indebtedness, neither assumed nor guaranteed by the Borrower or any Restricted Subsidiary nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by such Obligor for substation, metering station, pump station, storage gathering line, transmission line, transportation line, distribution line or for right-of-way purposes, and any Liens reserved in leases for rent and for compliance with the terms of the leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause (j) does not materially impair the use or value of the property subject to such Lien for the purposes for which such property is held;

     (k) Liens arising out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, salt water or other disposal agreements, leases or rental agreements, farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal, or handling of any Hydrocarbon Interest of the Borrower or any Restricted Subsidiary provided that such agreements are entered into in the ordinary course of business and contain terms customary for such agreements in the industry and provided further that no Liens described in this paragraph (k) shall be granted or created in connection with the incurrence of Indebtedness;

     (l) customary preferential rights to purchase and calls on production by sellers relating to Hydrocarbon Interests acquired by the Borrower or any Restricted Subsidiary after the Effective Date;

     (m) Liens on required margin collateral in accounts which secure Hedging Obligations; provided, that the obligations secured by such Liens shall not exceed $20,000,000 in the aggregate;

     (n) Liens existing as of the Effective Date which is identified in Item 7.2.3(n) ("Existing Liens") of the Disclosure Schedule;

     (o) Liens securing performance of bids, tenders, trade contracts, statutory obligations, return of money bonds and other obligations of a like nature incurred in the ordinary course of business (all of the foregoing other than for Indebtedness) or to secure obligations on surety or appeal bonds, not to exceed $2,500,000 in the aggregate for all such obligations secured by such Liens at any one time outstanding; and

     (p) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrower or any Restricted Subsidiary in excess of those set forth by regulations promulgated by the F.R.S. Board, and (ii) such deposit account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution.

     SECTION 7.2.4. Financial Condition. The Borrower will not permit:

     (a) its Funded Debt to EBITDA Ratio to be more than 3.5 to 1.0 for any consecutive four-Fiscal Quarter period ending after September 30, 2001, provided that the Borrower, the Administrative Agent and the Banks agree that the pro forma Consolidated EBITDA shall equal $35,700,000.00 for the Fiscal Quarter ending December 31, 2001, $44,700,000.00 for the Fiscal Quarter ending September 30, 2001, $55,200,000.00 for the Fiscal Quarter ending June 30, 2001, and $69,700,000.00 for the Fiscal Quarter ending March 31, 2001;

     (b) Consolidated Interest Coverage Ratio to be less than 2.5 to 1.0 for any four-Fiscal Quarter period ending on the last day of any Fiscal Quarter, provided that the Borrower, the Administrative Agent and the Banks agree that the pro forma Consolidated EBITDA shall equal the amounts set forth in the preceding clause (a) of this Section 7.2.4 and the pro forma Total Interest Expense shall equal $12,200,000.00 for the Fiscal Quarter ending December 31, 2001, $12,200,000.00 for the Fiscal Quarter ending September 30, 2001, $12,200,000.00 for the Fiscal Quarter ending June 30, 2001, and $12,200,000.00 for the Fiscal Quarter ending March 31, 2001; or

     (c) the Current Ratio to be less than 1.0 to 1.0 at the end of any Fiscal Quarter.

     SECTION 7.2.5. Investments. The Borrower will not and will not permit any Restricted Subsidiary to, make, incur, or assume any Investment in any other Person except as provided in this Section 7.2.5:

     (a) Investments existing on the Effective Date and identified in Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

     (b) Investments permitted as Indebtedness pursuant to Section 7.2.2;

     (c) extensions of trade credit in the ordinary course of business;

     (d) Investments in Cash Equivalent Investments;

     (e) [Intentionally Omitted];

     (f) Investments in joint ventures made pursuant to exploration and development activity in the ordinary course of business of the Borrower or any Restricted Subsidiaries;

     (g) the endorsement of negotiable instruments for collection in the ordinary course of business;

     (h) the acquisition of the Capital Stock or securities of a Wholly Owned Restricted Subsidiary;

     (i) Investments made with common stock of the Borrower or any Restricted Subsidiary, provided that any such Investment shall not result in a Change in Control;

     (j) [Intentionally Omitted]; and

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     (k) so long as no Default has  occurred  and is  continuing  and so long as after giving effect thereto Borrowing Base Usage is not greater than 80%, the Borrower may make Investments not otherwise permitted pursuant to this Section
7.2.5 not to exceed $20,000,000 in the aggregate for all such Investments; provided that if the Borrower or any of its Restricted Subsidiaries shall have made any Investments pursuant to this clause (k) and the Borrower or any of its Restricted Subsidiaries shall thereafter receive any dividends or returns of capital from an Unrestricted Subsidiary (but expressly excluding any amounts received as loans pursuant to Section 7.2.2(m)), then the amount available thereafter to the Borrower and its Restricted Subsidiaries for additional Investments pursuant to this clause (k) shall be increased dollar for dollar by the amount of such dividends or returns of capital up to a maximum amount of availability not to exceed $20,000,000 at any time;

     provided, however, that (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (ii) no Investment otherwise permitted by clause (k) shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing.

     SECTION 7.2.6. Restricted Payments, etc. The Borrower shall not and shall not permit any Restricted Subsidiary to (a) declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of the Borrower's Capital Stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any shares of any class of its Capital Stock (now or hereafter outstanding) other than dividends or distributions payable in the Borrower's common stock or warrants to purchase the Borrower's common stock or splitups or reclassifications of the Borrower's Capital Stock into additional or other shares of its common stock or apply any of its or their funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or purchase or redeem, any shares of any class of the Borrower's Capital Stock (now or hereafter outstanding), or warrants, options or other rights with respect to any shares of any class of its Capital Stock (now or hereafter outstanding); (b) except as expressly permitted in writing by the Administrative Agent with the consent of the Majority Banks, make any payment or prepayment of principal of, or make any payment of interest on, any Indebtedness on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Indebtedness, or which would violate the subordination provisions of any Subordinated Debt; (c) redeem, purchase or defease, any Subordinated Debt; and (d) make any deposit for any of the foregoing purposes (collectively, the "Restricted Payments"); provided, however, that so long as no Default is continuing and, after giving effect to any such payment, Borrowing Base Usage is not greater than 80%, the Borrower and its Restricted Subsidiaries may make payments otherwise prohibited by the foregoing clauses (a), (b) and (c) so long as the aggregate of all such payments does not exceed the sum of (A) $20,000,000, plus (B) twenty-five percent (25%) of the Borrower's consolidated net income, to be calculated on a cumulative basis, for each Fiscal Year commencing with the Fiscal Year ending December 31, 2001, minus (C) if the Borrower's consolidated net income shall be a loss, one hundred percent (100%) of the Borrower's consolidated net loss, to be calculated on a cumulative basis, for each Fiscal Year commencing with the Fiscal Year ending December 31, 2001, minus (D) all Investments made pursuant to

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     Section 7.2.5(k) minus (E) the sum of all Restricted Payments made pursuant to this Section 7.2.6. For purposes of this Section 7.2.6, consolidated net income of the Borrower shall exclude the following items: (i) after-tax gains from the sale of assets or abandonments or reserves relating thereto, (ii) after-tax items classified as extraordinary or nonrecurring gains, (iii) net income of any Person acquired in a "pooling of interests" transaction accrued prior to the date such Person becomes a Restricted Subsidiary or is merged or consolidated with the Borrower or any Restricted Subsidiary, (iv) the net income (but not loss) of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by charter, contract, operation of law or otherwise, (v) the net income of any Person other than a Restricted Subsidiary in which the Borrower or any Restricted Subsidiary has an interest, except to the extent of cash dividends or distributions actually paid to the Borrower or a Restricted Subsidiary by such Person, (vi) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued), and
(vii) any non-cash charges related to a ceiling test write-down under GAAP.

     SECTION 7.2.7. Limitation on Baskets. Notwithstanding the foregoing, the Borrower will not and will not permit its Restricted Subsidiaries to create, incur, assume or suffer to exist Indebtedness otherwise permitted pursuant to
Section 7.2.2(h), (j), or (m), Restricted Payments otherwise permitted pursuant to Section 7.2.6 or Investments otherwise permitted pursuant to Section 7.2.5(k) to the extent that the aggregate of all such Indebtedness created, incurred and assumed as permitted by Section 7.2.2(h), (j), and (m) together with the Restricted Payments made pursuant to Section 7.2.6 together with the aggregate of all Investments made pursuant to Section 7.2.5(k) shall exceed in the aggregate at any time outstanding $50,000,000.

     SECTION 7.2.8. Consolidation, Merger, etc. The Borrower will not, and will not permit any Restricted Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or substantially all of the business or assets of any Person or all or substantially all of the shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate; provided, however, that: (a) the Borrower or any Restricted Subsidiary shall be permitted to become a party to a merger or consolidation or acquire all or substantially all of the assets of any Person or all or substantially all of the shares or other beneficial ownership of any Person, so long as (i) no Default is existing or would result therefrom, (ii) the Borrower has given the Administrative Agent at least 10 days prior notice of such merger, consolidation or acquisition, (iii) the Borrower has provided to the Administrative Agent calculations demonstrating the pro forma compliance with all financial and other covenants contained herein, after giving effect to such merger, consolidation or acquisition, based on the most recently delivered financial statements, (iv) the total cash consideration paid in connection with all such mergers, consolidations, or acquisitions is otherwise permitted to be paid by Section 7.2.5(k) and any Indebtedness assumed or incurred by the Borrower or any Restricted Subsidiary in connection with all such mergers, consolidations or acquisitions, is otherwise permitted to be incurred by Section 7.2.2, and (v) the Borrower or such Restricted Subsidiary (unless such merger is with the Borrower), as the case may be, is the surviving corporation in such merger or consolidation; and (b) any Restricted Subsidiary may be dissolved, liquidated or merged into the Borrower or another Restricted Subsidiary, so long as such

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     dissolution, liquidation or merger results in all assets of such Restricted
Subsidiary being owned by the Borrower or another Restricted Subsidiary.

     SECTION 7.2.9. Disposition of Assets. The Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets having a fair market value in excess of $25,000, or permit any Restricted Subsidiary to do so with any of its assets, except (a) dispositions of Hydrocarbons and other inventory in the ordinary course of business, (b) dispositions of obsolete, damaged, worn out or replaced equipment, (c) sales or transfers of assets from a Restricted Subsidiary or the Borrower to another Restricted Subsidiary or the Borrower, (d) sales for cash or pursuant to a like-kind exchange (whether such exchange is consummated contemporaneously or pursuant to a deferred exchange agreement) of Oil and Gas Properties (including volumetric production payments but excluding sales of assets pursuant to sale/leaseback transactions permitted pursuant to
Section 7.2.2(h) hereof) having an aggregate fair market value of 10% or less of the then current Borrowing Base during any fiscal year, (e) sales for cash or pursuant to a like-kind exchange (whether such exchange is consummated contemporaneously or pursuant to a deferred exchange agreement) of other assets having a fair market value of not more than $2,500,000 during any fiscal year, or (f) the assignment or termination of any Hedge Agreement.

     SECTION 7.2.10. Transactions with Affiliates. The Borrower will not and will not permit any Restricted Subsidiary to enter into, or cause, suffer or permit to exist any arrangement or contract with any Affiliate unless such arrangement or contract is fair and equitable to the Borrower or such Restricted Subsidiary, as the case may be, and is on terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than, and is otherwise, an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with a Person which is not one of its Affiliates except for

     (i) the payment of reasonable and customary regular fees to directors of the Borrower,

     (ii) loans and advances (A) to officers, directors and employees of the Borrower or any Restricted Subsidiary for travel, entertainment and moving and other relocation expenses made in direct furtherance and in the ordinary course of business of the Borrower or such Restricted Subsidiary, (B) to officers and directors of the Borrower or any Restricted Subsidiary as approved by the board of directors of the Borrower, and (C) outstanding loans and advances existing as of the Effective Date and identified in Item 7.2.10 ("Outstanding Loans") of the Disclosure Schedule,

     (iii) transactions in the ordinary course of business between the Borrower and the Restricted Subsidiaries and between Restricted Subsidiaries,

     provided, however, the aggregate principal amount of loans and advances made pursuant to clauses (ii) (A) and (B) of this sentence shall not exceed $500,000 at any one time outstanding.

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     SECTION 7.2.11. Negative Pledges, Restrictive Agreements, etc. The Borrower
will not and will not permit any Restricted Subsidiary to enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of Section 7.2.2 as in effect on the Effective Date and, with respect to clause (a) below, by clauses
(h) and (j) of Section 7.2.2 solely as to the assets financed with the proceeds of such Indebtedness) prohibiting (a) the creation or assumption of any Lien upon its Oil and Gas Properties, whether now owned or hereafter acquired; or (b) the ability of any Obligor to amend or otherwise modify this Agreement or any other Loan Document; or (c) the ability of any Restricted Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Obligor to make any payment, directly or indirectly, to any other such Obligor.

     SECTION 7.2.12. Limitation on Issuance of Subsidiaries' Capital Stock. The Borrower will not and will not permit any of its Restricted Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of such Restricted Subsidiary's Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of such Restricted Subsidiary's Capital Stock, or (c) any option, warrant, or other right to acquire any of such Restricted Subsidiary's Capital Stock; provided, however, nothing in this Agreement of any of the Loan Documents shall restrict the Borrower or any of the Restricted Subsidiaries from issuing Capital Stock of the Borrower or Capital Stock in a Restricted Subsidiary which is convertible into Capital Stock of the Borrower in connection with any purchase or investment in any Person that is otherwise permitted under this Agreement.

     SECTION 7.2.13. Environmental Protection. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in amounts that will not violate applicable law, (b) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (c) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely in any material respect to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible.

     SECTION 7.2.14. Accounting. The Borrower will not, and will not permit any of the Restricted Subsidiaries to, change its fiscal year or make any change (a) in accounting treatment or material reporting practices, except as required by GAAP and disclosed to the Administrative Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Administrative Agent.

     SECTION 7.2.15. Hedge Agreements. The Borrower and the Restricted Subsidiaries have not entered and shall not enter into Hedge Agreements of the type described in clause (ii) of the definition thereof, provided that the Borrower and the Restricted Subsidiaries may enter into (a) Hedge Agreements which provide for a floor, but not a cap in an amount not to exceed during any calendar year 100% of the Borrower's and the Restricted Subsidiaries' total projected production from Oil and Gas Properties, which constitute Proved Producing Reserves for such

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

     year, and (b) Hedge Agreements which provide for a cap (including fixed price swaps), provided such Hedge Agreements shall not cover during any calendar year more than 75% of the Borrower's and the Restricted Subsidiaries' total projected production from Oil and Gas Properties which constitute Proved Producing Reserves for such year; provided that (x) such Hedge Agreements have a tenor of no more than three (3) years from the date of such Hedge Agreement; (y) such Hedge Agreements shall be with counterparties acceptable to the Administrative Agent; and (z) for purposes hereof the Banks and their respective Affiliates and ChevronTexaco, Inc., Morgan Stanley Dean Witter, Inc., J. Aron, Inc., and Cinergy Corp. and their respective Affiliates shall be deemed to be acceptable counterparties. Such projections shall, at all times, be equal to the projections set out in the most current Reserve Report then available for the Borrower's and the Restricted Subsidiaries' Oil and Gas Properties which constitute Proved Producing Reserves.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

     SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

     SECTION 8.1.1. Non-Payment of Obligations. Any Obligor shall default (and such default shall continue unremedied for a period of three (3) days) in the payment or prepayment when due of any principal of any Loan including any Required Deficiency Payment, or in the payment when due of any interest, commitment fee or of any other Obligation.

     SECTION 8.1.2. Breach of Representation or Warranty. Any representation or warranty of any Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of any Obligor to the any Agent, the Arrangers, the Issuer or any Bank for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be false or in any material respect incorrect when made or deemed made.

     SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.1(e), 7.1.2(b), 7.1.5, 7.2.2, 7.2.4, 7.2.5, 7.2.6,
7.2.8, 7.2.9 7.2.12, 7.2.13, or 7.2.15.

     SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 10 days after notice thereof shall have been given to such Obligor by the Administrative Agent or the Issuer.

     SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness the amount of which exceeds, either individually or in the aggregate, $5,000,000 (other than Indebtedness described in Section 8.1.1) of the Borrower, any Restricted Subsidiary or any Obligor, or a default shall occur in the performance or observance

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

     of any obligation or condition with respect to such Indebtedness, if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness or any trustee or agent for such holders, to cause such Indebtedness to become or be declared due and payable prior to its expressed maturity.

     SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $5,000,000 above applicable insurance coverage shall be rendered against the Borrower, any Restricted Subsidiary or any Obligor (or, in the event the Borrower, such Restricted Subsidiary or such Obligor shall have an indemnity reasonably acceptable to the Majority Banks from a Person satisfactory to the Majority Banks (which Person acknowledges in writing its liability for such indemnity) in respect of such judgment, decree or order for the payment of money, if after giving effect to such indemnity, the Borrower's, such Restricted Subsidiary's or Obligor's liability in respect of such judgment, decree or order is in excess of $5,000,000, as the case may be) and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

     SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan: (a) the institution of any steps by the Borrower or any Restricted Subsidiary, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any Restricted Subsidiary or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

     SECTION 8.1.8. Change of Control. Any Change in Control shall occur.

     SECTION 8.1.9. Bankruptcy, Insolvency, etc. The Borrower, any Restricted Subsidiary or any Obligor shall (a) be liquidated or become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, any Restricted Subsidiary or any Obligor or any property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, any Restricted Subsidiary or any Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Restricted Subsidiary and each Obligor hereby expressly authorizes the Administrative Agent, the Collateral Agent, the Issuer and each Bank to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, liquidation, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, any Restricted Subsidiary or any Obligor, and, if any such case or proceeding is not commenced by the

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

     Borrower, such Restricted Subsidiary or such Obligor, such case or proceeding or winding up shall be consented to or acquiesced in by the Borrower, such Restricted Subsidiary or such Obligor, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, or (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10. Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

     SECTION 8.1.11. Attachment, etc. The Borrower, any Restricted Subsidiary or any Obligor shall fail to discharge within a period of 30 days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of $2,500,000 against any of its assets or properties unless the Borrower, such Restricted Subsidiary or such Obligor is in good faith contesting such action and taking affirmative steps to discharge the same, and adequate reserves have been set aside in accordance with GAAP.

     SECTION 8.1.12. Seizure, etc. The Borrower, any Restricted Subsidiary, or any Obligor, or any of their properties, revenues, or assets aggregating
$1,000,000 or greater, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within 30 days from the date of entry thereof.

     SECTION 8.1.13. Change of Control Offer. The holders of the Senior Unsecured Debt shall require the Borrower to purchase all or a portion of the notes issued under either or both of the Indentures pursuant to a "Change of Control Offer" (as defined in each Indenture, or if not defined therein, then pursuant to the comparable defined term used therein).

     SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand and the Borrower shall be obligated to deliver cash collateral pursuant to Section 2.7.4.

     SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
8.1.9 with respect to the Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Majority Banks, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable without further notice, demand or presentment, and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become

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

     immediately due and payable and the Borrower shall be obligated to deliver cash collateral pursuant to Section 2.7.4, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

                                   ARTICLE IX

                            THE AGENTS AND THE ISSUER

     SECTION 9.1. Actions. Each Bank hereby appoints Bankers Trust as its Administrative Agent and as its Collateral Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Bank authorizes the Administrative Agent and the Collateral Agent to act on behalf of such Bank under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Majority Banks received from time to time by the Administrative Agent or the Collateral Agent (with respect to which the Administrative Agent or the Collateral Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent or the Collateral Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Bank hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, the Collateral Agent and the Issuer, pro rata according to such Bank's Percentage, whether or not related to any singular, joint or concurrent negligence of the Administrative Agent and the Collateral Agent and the Issuer, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent, the Collateral Agent or the Issuer in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Administrative Agent, the Collateral Agent or the Issuer, as the case may be, is not reimbursed by the Borrower; provided, however, that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final non-appealable judgment to have resulted solely from the Administrative Agent's or the Collateral Agent's or the Issuer's gross negligence or wilful misconduct. The Administrative Agent, the Collateral Agent, and the Issuer shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent, the Collateral Agent or the Issuer shall be or become inadequate, in the Administrative Agent's, the Collateral Agent's or the Issuer's determination, as the case may be, the Administrative Agent, the Collateral Agent or the Issuer may call for additional indemnification from the Banks and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent, the Collateral Agent and the Issuer shall not have any duties or responsibilities, except as expressly set forth herein, and the Administrative Agent, the Collateral Agent and the Issuer shall not have or be deemed to have any fiduciary relationship with any Bank or any other Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any the Administrative Agent, the Collateral Agent or the Issuer.

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     SECTION 9.2. Funding Reliance,  etc. Unless the Administrative  Agent shall have been notified by telephone, confirmed in writing, by any Bank by 5:00 p.m., New York time, on the day prior to a Borrowing that such Bank will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Bank shall not have made such amount available to the Administrative Agent, such Bank and the Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

     SECTION 9.3. Exculpation. The Administrative Agent, the Collateral Agent and the Issuer and their respective directors, officers, employees or agents shall not be liable to any Bank or any Agent or the Issuer for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own wilful misconduct or gross negligence as determined by a court of competent jurisdiction in a final non-appealable judgment, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Administrative Agent, the Collateral Agent or the Issuer shall not obligate it to make any further inquiry or to take any action. Each of the Administrative Agent, the Collateral Agent and the Issuer shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent, the Collateral Agent or the Issuer believes to be genuine and to have been presented by a proper Person.

     SECTION 9.4. Successor. Subject to the appointment of a successor as provided below, the Administrative Agent or the Collateral Agent may resign at any time upon at least 30 days' prior notice to the Borrower and all Banks. If the Administrative Agent or the Collateral Agent at any time shall resign, so long as no Event of Default shall have occurred and be continuing, the Borrower with the consent of the remaining Agents (and if an Event of Default shall have occurred and be continuing, the Majority Banks) may appoint another a successor Administrative Agent or Collateral Agent which shall thereupon become the Administrative Agent or Collateral Agent, respectively, hereunder. In the event the successor Administrative Agent or the Collateral Agent is not at the time of its appointment, a Bank hereunder, so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to consent to the successor Administrative Agent or Collateral Agent, which consent shall not be unreasonably withheld or delayed. If no successor Administrative Agent or Collateral Agent shall have been so appointed by the Borrower and the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or Collateral Agent's giving notice of resignation, then the retiring Administrative Agent or the Collateral Agent may, on behalf of the Banks, appoint a successor Administrative Agent or Collateral Agent,

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

     respectively, which shall be one of the Banks or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Administrative Agent or Collateral Agent, such successor Administrative Agent or Collateral Agent shall be entitled to receive from the retiring Administrative Agent or Collateral Agent such documents of transfer and assignment as such successor Administrative Agent or Collateral Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's or
Collateral  Agent's  resignation   hereunder  as  the  Administrative  Agent  or
Collateral Agent, respectively, the provisions of (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or Collateral Agent under this Agreement; and
(b) Section 10.3 and Section 10.4 shall continue to inure to its benefit.

     SECTION 9.5. Extensions of Credit by the Agents, the Arrangers and the Issuer. Each of the Agents, the Arrangers and the Issuer shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates or any interest in any Letter of Credit issued by it as any other Bank and may exercise the same as if it were not an Agent, the Arrangers or the Issuer, as the case may be. Each of the Agents, the Arrangers and the Issuer and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or Affiliate of the Borrower as if it were not an Agent, the Arrangers or the Issuer hereunder, as the case may be.

     SECTION 9.6. Credit Decisions. Each Bank acknowledges that it has, independently of the Agents, the Arrangers, the Issuer and each other Bank, and based on such Bank's review of the financial information and reserve based information of the Borrower and its Subsidiaries (including Prize and the Prize Subsidiaries), this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Bank) and such other documents, information and investigations as such Bank has deemed appropriate, made its own credit decision to extend its Commitment. Each Bank also acknowledges that it will, independently of the Agents, the Arrangers, the Issuer and each other Bank, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

     SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to the Collateral Agent, the Issuer and each Bank of each notice or request required or permitted to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Issuer or the Banks by such Borrower). The Administrative Agent will distribute to the Collateral Agent, the Issuer and each Bank each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrower for distribution to the Collateral Agent, the Issuer and the Banks by the Administrative Agent in accordance with the terms of this Agreement.

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     SECTION  9.8.   Documentation  Agent,   Syndication  Agent,  Arrangers  and
Bookrunner.  The Documentation  Agent, the Syndication  Agent, the Arrangers and
the   sole   bookrunner   shall   not   have   any   obligations,   liabilities,
responsibilities or duties under this Agreement or the other Loan Documents. Without limiting the foregoing, the Documentation Agent, the Syndication Agent, the Arrangers, and the sole bookrunner shall not have or be deemed to have any fiduciary relationship with any Bank or any other Agent. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified or on the Documentation Agent, the Syndication Agent, the Arrangers or the sole bookrunner in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Majority Banks; provided, however, that no such amendment, modification or waiver which would: (a) modify any requirement hereunder that any particular action be taken by all the Banks or by the Majority Banks shall be effective unless consented to by each Bank; (b) modify this Section 10.1 or Section 2.8, change the definition of "Majority Banks" or "Borrowing Base", increase the Commitment Amount or the Percentage of any Bank, reduce any fees described in Article III, release any collateral security except that the Collateral Agent may release Collateral Property to the extent such Collateral Property is disposed of pursuant to, and as permitted by, Section
7.2.9 of the this Agreement (however, nothing contained in this clause affects the obligation of the Borrower to comply with Section 3.1(e)), reduce or limit the Obligations of any Subsidiary Guarantor under the Subsidiary Guaranty Agreement, or extend the Commitment Termination Date shall be made without the consent of each Bank, and the Issuer; (c) except as otherwise provided pursuant to Section 2.9, extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan or any other obligation (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of each Bank; (d) affect adversely the interests, rights or obligations of the Administrative Agent qua the Administrative Agent or the Collateral Agent qua Collateral Agent or the Issuer qua the Issuer (including any change with respect to the obligations of the Borrower or the Banks with respect to the Letter of Credit Liabilities) shall be made without consent of the Administrative Agent, the Collateral Agent or the Issuer, as the case may be, or (e) modify Section 10.4 without the consent of the Issuer, the Administrative Agent, the Arrangers and each Bank. No failure or delay on the part of any Agent, any Bank, the Issuer or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, any Bank, the Issuer or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

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

     SECTION 10.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Bank Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and a receipt, demonstrating successful transmission, is received by the Sender. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or any other Loan Document shall be effective as delivery of an original executed counterpart hereof.

     SECTION 10.3. Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Administrative Agent, the Collateral Agent, the Issuer and the Arrangers (including the reasonable fees and out-of-pocket expenses of special New York counsel and of local counsel, if any, who may be retained by said counsel) in connection with (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated, and (b) the filing, recording, refiling or rerecording of each of the Security Documents and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Security Documents, and (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document. Each Bank agrees to reimburse the Administrative Agent, the Collateral Agent and the Issuer on demand for such Bank's pro rata share (based upon its respective Percentage) of any such costs or expenses not paid by the Borrower. The Borrower further agrees to pay, and to save the Administrative Agent, the Collateral Agent, the Arrangers, the Issuer and the Banks harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Collateral Agent and each Bank upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent, the Collateral Agent or such Bank in connection with
(x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. All such requests for payment shall be accompanied by invoices containing reasonable detail. The Administrative Agent, the Collateral Agent, the Issuer and each Bank agree to the extent feasible, and to the extent a conflict of interest does not exist in the reasonable opinion of any of the Administrative Agent, the Collateral Agent, the Issuer and the Banks or their counsel, to use the same counsel (i.e. one law firm in each relevant jurisdiction) in connection with any investigation, litigation or other proceeding under this Section 10.3.

     SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Bank, the Administrative Agent, the Collateral Agent and the Issuer, and the extension of the Commitments, and the arrangement of the facility represented by this

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

     Agreement by the Arrangers, the Borrower hereby indemnifies, exonerates and holds the Administrative Agent, the Collateral Agent, the Arrangers, the Issuer and each Bank and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Borrowing or any Letter of Credit; (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties; (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower or any Subsidiary of any Hazardous Material; (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law); or (e) any misrepresentation or inaccuracy or breach of Section 6.12 regardless of whether caused by, or within the control of, the Borrower or any Subsidiary; in each case except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment, or such Indemnified Party's own unexcused breach of any provision of any Loan Document (as determined by the final non-appealable judgment of a court of competent jurisdiction), PROVIDED THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INDEMNIFIED PARTIES BE INDEMNIFIED IN THE CASE OF THEIR OWN NEGLIGENCE, REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Administrative Agent, the Collateral Agent, the Issuer and each Bank agree to the extent feasible, and to the extent a conflict of interest does not exist in the reasonable opinion of the Administrative Agent, the Collateral Agent, the Issuer and the Bank or their counsel, to use the same single counsel (i.e. one law firm in each relevant jurisdiction) in connection with any investigation, litigation or other proceeding under this Section 10.4.

     SECTION 10.5. Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 9.3, 10.3 and 10.4, and the obligations of the Banks under
Section 9.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower or by its Restricted Subsidiaries in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

     SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without

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

     invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts and each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Bank (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Bank.

     SECTION 10.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that: (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Issuer and all Banks; provided, however, that for purposes of this Section 10.10 if the survivor of a merger is obligated in respect of all obligations of the Borrower hereunder and under all other Loan Documents, a merger permitted pursuant to Section 7.2.8 hereof shall not be an assignment or transfer of the Borrower's rights or obligations hereunder; and (b) the rights of sale, assignment and transfer of the Banks are subject to Section 10.11.

     SECTION 10.11. Sale and Transfer of Loans and Note; Participations in Loans and Note. Each Bank may assign, or sell participations in, its Loans and Commitment to one or more other Persons in accordance with this Section 10.11.

     SECTION 10.11.1. Assignments. Any Bank, (a) with the written consents of the Administrative Agent, the Issuer and, so long as no Event of Default shall have occurred and be continuing, the Borrower (which consents shall not be unreasonably delayed or withheld) may at any time assign and delegate to one or more commercial banks or other financial institutions, and (b) with notice to the Borrower and the Administrative Agent and the Issuer, but without the consent of the Borrower, the Administrative Agent or the Issuer, may assign and delegate to any of its Affiliates or to any other Bank already a Bank hereunder (each Person described in either

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

     of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Bank"), all or any fraction of such Bank's total Loans, participations in Letters of Credit and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Bank's Loans and Commitment) in a minimum aggregate amount of $5,000,000 except that no assignment to another Bank already a Bank hereunder need be in such minimum amount so long as after such assignment the assignor shall hold no interest or a minimum $5,000,000 interest; provided, however, that any such Assignee Bank will comply as a condition precedent to the effectiveness of the assignment to it with the provisions contained in Section 4.6(b) and further, provided, however, that, the Borrower and the Administrative Agent and the Issuer shall be entitled to continue to deal solely and directly with such Bank in connection with the interests so assigned and delegated to an Assignee Bank until (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Bank, shall have been given to the Borrower and the Administrative Agent and the Issuer by such Bank and such Assignee Bank, (ii) such Assignee Bank shall have executed and delivered to the Borrower, the Issuer and the Administrative Agent a Bank Assignment Agreement, accepted by the Administrative Agent and the Issuer, (iii) if necessary, appropriate forms have been delivered by the prospective Assignee Bank to the Borrower, as provided in Section 4.6(b), and (iv) the processing fees described below shall have been paid and provided, further, however, that so long as an Event of Default shall have occurred and be continuing, the consent of the Borrower otherwise required by the foregoing clause (a) shall not be required.

     From and after the date that the Administrative Agent accepts such Bank Assignment Agreement, (x) the Assignee Bank thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Bank in connection with such Bank Assignment Agreement, shall have the rights and obligations of a Bank hereunder and under the other Loan Documents, and (y) the assignor Bank, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Bank Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Promptly after its receipt of notice that the Administrative Agent has received an executed Bank Assignment Agreement, the Borrower shall consent to such assignment, if applicable, and execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Bank) a new Note evidencing such Assignee Bank's assigned Loans and Commitment and, if the assignor Bank has retained Loans and a Commitment hereunder, a replacement Note in the principal amount of the Loans and Commitment retained by the assignor Bank hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Bank). Each such Note shall be dated the date of the predecessor Note. The assignor Bank shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Bank Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Bank. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Bank or such Assignee Bank must also pay a processing fee to the Administrative Agent upon delivery of any Bank Assignment Agreement in the amount of $3,500, it being understood that the Borrower shall not be obligated to reimburse such assignor Bank or Assignee Bank for such processing fee. Any attempted assignment and delegation not made in accordance with this

     Section 10.11.1 shall be null and void. The foregoing provisions shall not apply to, or restrict, or require the consent of or notice of any Person to effectuate, the pledge or assignment by any Bank of its rights under this Agreement and its Notes and the other Loan Documents (i) if an Event of Default has occurred and is continuing, or (b) to any Federal Reserve Bank.

     SECTION 10.11.2. Participations. Any Bank may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, its participation in Letters of Credit, its Commitment, or other interests of such Bank hereunder; provided, however, that (a) no participation contemplated in this Section 10.11 shall relieve such Bank from its Commitment or its other obligations hereunder or under any other Loan Document, (b) such Bank shall remain solely responsible for the performance of its Commitment and such other obligations, (c) the Borrower and the Administrative Agent and the Issuer shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and each of the other Loan Documents, (d) no Participant, unless such Participant is an Affiliate of such Bank, or is itself a Bank, shall be entitled to require such Bank to take or refrain from taking any action hereunder or under any other Loan Document, except that such Bank may agree with any Participant that such Bank will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 10.1, and (e) the Borrower shall not be required to pay any amount under Section 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

     SECTION 10.12. Renewal and Continuation of Existing Loans. On the Effective Date, all of the Prior Indebtedness outstanding on such date shall hereby be restructured, rearranged, renewed, extended and continued as provided in this Agreement and all Loans outstanding under the Second Amended and Restated Credit Agreement shall on the Effective Date become Loans outstanding hereunder.

     In connection herewith, Banks party to the Second Amended and Restated Credit Agreement (the "Existing Banks") hereby sell, assign, transfer and convey, and Banks party to this Agreement hereby purchase and accept, so much of the Prior Indebtedness (as defined in the second recital) such that each Bank's percentage of the loans and obligations outstanding pursuant to the Second Amended and Restated Credit Agreement, as continued pursuant to this Agreement, shall be equal to such Bank's Percentage on the Effective Date. The foregoing assignments, transfers and conveyances are without recourse to the Existing Banks and without any warranties whatsoever by any Agent or any Existing Bank as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Bank that it has not previously sold, transferred, conveyed or encumbered such Interests.

     SECTION 10.13. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, the Collateral Agent, the Issuer, the Arrangers or any other Bank from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

     SECTION 10.14. [Intentionally Blank].

     SECTION 10.15. Treatment of Certain Information; Confidentiality. Each Bank, the Administrative Agent, the Collateral Agent, the Issuer and the Arrangers agree (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to keep confidential any non-public information supplied to it by the Borrower pursuant to this Agreement that the Borrower identifies to such Bank, the Administrative Agent, the Collateral Agent, the Issuer or the Arrangers (as the case may be) as confidential at the time Borrower so supplies such information, provided, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Banks, the Administrative Agent, the Collateral Agent, the Issuer or the Arrangers, (iii) to bank examiners, auditors or accountants, (iv) to the Issuer, the Arrangers, the Administrative Agent, the Collateral Agent or any other Bank,
(v) in connection with any summons or subpoena to which any one or more of the Banks, the Issuer, the Arrangers, the Administrative Agent or the Collateral Agent is a party, (vi) to a subsidiary or affiliate of such Person, or (vii) to any assignee or participant (or prospective assignee or participant) so long as such subsidiary, affiliate, assignee or participant (or prospective assignee or participant), as the case may be, first executes and delivers to the Borrower, an agreement containing provisions substantially identical to those contained in this Section 10.15; and provided further, that in no event shall any Bank, the Issuer, the Arrangers, the Administrative Agent or the Collateral Agent be obligated or required to return any materials furnished to it by the Borrower, unless in violation of this Section 10.15, each Bank agrees that it will use its reasonable efforts to advise the Borrower as soon as practicable, of any disclosure of information in connection with (v) above.

     SECTION 10.16. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE ISSUER, THE ARRANGER, THE BANKS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE BORROWER, THE AGENTS, THE ISSUER, THE ARRANGERS AND THE BANKS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE

     BORROWER, THE AGENTS, THE ISSUER, THE ARRANGERS, AND THE BANKS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE PARTIES HERETO AGREE THAT NOTHING IN THIS SECTION SHALL AFFECT THEIR RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ITS RIGHTS TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR TO SUCH PARTY'S PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

     SECTION 10.17. Waiver of Jury Trial. THE AGENTS, THE ISSUER, THE ARRANGERS, THE BANKS AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY AGENT, THE ISSUER, ANY ARRANGER, ANY BANK OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS, THE ISSUER, THE ARRANGERS AND THE BANKS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION  10.18.  No Oral  Agreements.  THIS  AGREEMENT  AND THE OTHER  LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 MAGNUM HUNTER RESOURCES, INC., as
                                 Borrower


                                 By
                                   ----------------------------------------
                                 Name:    Gary C. Evans
                                 Title:   President and
                                          Chief Executive Officer

                                 Address: 600 East Las Colinas Blvd., Suite 1100
                                          Irving, Texas 75039

                                 Facsimile No.: (972) 443-6483
                                 Attention:     Chris Tong

                       BANKERS TRUST COMPANY, as Administrative Agent, Collateral Agent and Issuer for the Banks


                       By
                         ----------------------------------------------------
                       Name:                 Marcus M. Tarkington
                       Title:                Director

                       Address:              31 West 52nd Street, 7th
                       Floor
                                             New York, New York 10019

                       Facsimile No.:        (646) 324-2218
                       Attention:            Marcus Tarkington

                             CIBC INC., as Syndication Agent


                             By
                               -----------------------------------------
                             Name:
                             Title:

                             Address:              CIBC Inc.
                                                   475 Lexington Avenue, 7th
                             Floor,
                                                   New York, New York  10017

                             Facsimile No.:        212/856-3763
                             Attention:            Marybeth Ross

                         BNP PARIBAS, as Documentation Agent


                         By
                           --------------------------------
                         Name:
                         Title:


                         By
                           --------------------------------------------
                         Name:
                         Title:



                         Address: 1200 Smith Street, Suite 3100 Houston, Texas 77002


                         Facsimile No.:        (713) 659-5305
                         Attention:            Leah E. Hughes

                               BANKS

                               BANKERS TRUST COMPANY

                               By
                               Name:    Marcus M. Tarkington
                               Title:   Director

                               Domestic
                               Office: 31 West 52nd Street, 7th Floor New York, New York 10019

                               LIBOR
                               Office: 31 West 52nd Street, 7th Floor New York, New York 10019

                               Facsimile:        (646) 324-2218

                         CIBC INC.

                         By
                         Name:
                         Title:

                         Domestic
                         Office: 2727 Paces Ferry Road, Suite 1200 2 Paces West, Building 2
                                             Atlanta, Georgia  30339

                         Facsimile No.:      770-319-4950

                         Attention:          Tonya Hunter

                         LIBOR Office:       2727 Paces Ferry Road, Suite 1200
                                             2 Paces West, Building 2
                                             Atlanta, Georgia  30339

                         Facsimile No.:      770-319-4950

                         Attention:          Tonya Hunter

                         With a copy to:

                         CIBC Inc.
                         1600 Smith Street, Suite 3000
                         Houston, TX  77002
                         Attention:  Mark Wolf

                          BNP PARIBAS

                          By
                          Name:
                          Title:

                          By
                          Name:
                          Title:

                          Domestic
                          Office:             1200 Smith Street
                                              Suite 3100
                                              Houston, Texas  77002

                          Telephone:          (713) 982-1153
                          Facsimile No.:      (713) 659-6915

                          Attention:          Brian Malone

                          LIBOR Office:       1200 Smith Street
                                              Suite 3100
                                              Houston, Texas  77002

                          Telephone:          (713) 982-1126
                          Facsimile No.:      (713) 659-5305

                          Attention:          Leah E. Hughes

                          With a copy to:     Candace Grayson

                         BANK OF SCOTLAND

                         By
                         Name:  Joseph Fratus
                         Title:    Vice President

                         By
                         Name:
                         Title:

                         Domestic
                         Office: Bank of Scotland, New York Office 565 Fifth Avenue, 5th Floor
                                             New York, New York 10017

                         Telephone:          (212) 460-0800
                         Facsimile No.:      (212) 557-9460

                         Attention:          Joseph Fratus

                         LIBOR Office:       Bank of Scotland, New York Office
                                             565 Fifth Avenue, 5th Floor
                                             New York, New York 10017

                         Facsimile No.:      (212) 557-9460

                         Attention:          Joseph Fratus

                         With a copy to:     Bank of Scotland, Houston Office
                         One City Centre
                                             1021 Main Street, Suite 1370
                                             Houston, Texas 77002
                                             Attention:  Richard Butler

                      BANK OF NOVA SCOTIA

                      By
                      Name:
                      Title:

                      By
                      Name:
                      Title:

                      Domestic
                      Office:             The Bank of Nova Scotia
                                          Atlanta Agency
                                          Suite 2700, 600 Peachtree St. NE
                                          Atlanta, Georgia 30308

                      Telephone:          (404)-877-1541
                      Facsimile No.:      (404) 888-8998

                      Attention:          Trudy Robinson

                      LIBOR Office:       The Bank of Nova Scotia
                                          Atlanta Agency
                                          Suite 2700, 600 Peachtree St. NE
                                          Atlanta, Georgia 30308

                      Facsimile No.:      (404) 888-8998

                      Attention:          Trudy Robinson

                      With a copy to:     Scotia Capital
                                          Houston Rep. Office
                                          1100 Louisiana, Suite 3000
                                          Houston, Texas 77002
                                          Attention:  Greg D. Smith

                          UNION BANK OF CALIFORNIA, N.A.

                          By
                          Name:
                          Title:

                          By
                          Name:
                          Title:

                          Domestic
                          Office:             500 N. Akard, Suite 4200
                                              Dallas, Texas  75201

                          Telephone:          (214) 922-4204
                          Facsimile No.:      (214) 922-4209

                          Attention:          Dustin Gaspari


                          LIBOR Office:       500 N. Akard, Suite 4200
                                              Dallas, Texas  75201

                          Facsimile No.:      (214) 922-4209

                          Attention:          Dustin Gaspari


                          With a copy to:

                   FORTIS CAPITAL CORP.

                   By
                   Name:
                   Title:

                   By
                   Name:
                   Title:

                   Domestic
                   Office:             100 Crescent Court, Suite 1777
                                       Dallas, Texas  75201

                   Telephone:          (214) 953-9311
                   Facsimile No.:      (214) 754-5982

                   Attention:          David Montgomery
                                       Vice President

                   LIBOR Office:       100 Crescent Court, Suite 1777
                                       Dallas, TX  75201

                   Facsimile No.:      (214) 754-5982

                   Attention:          David Montgomery
                                       Vice President

                   With a copy to:

                                   Schedule I


     Item 6.7 - Litigation, Labor Controversies:

     Item 6.8 - Subsidiaries

     Item 6.10 - Tax Matters

     Item 6.11 - Employee Benefits Plans:

     Item 6.12 - Environmental Matters:

     Item 6.15 - Existing Defaults:

     Item 7.2.2(b) - Indebtedness to be Repaid:

     Item 7.2.2(c) - Ongoing Indebtedness:

     Item 7.2.3(n) - Existing Liens

     Item 7.2.5(a) - Ongoing Investments:

     Item 7.2.10 - Outstanding Loans

                                   Schedule II

                                 Schedule III-A

    NAME OF BANK                       PERCENTAGE            MAXIMUM NOTE AMOUNT
Bankers Trust Company                  36.00000%              270,000,000.00
CIBC Inc.                              21.60000%              162,000,000.00
BNP Paribas                            14.40000%              108,000,000.00
Bank of Scotland                       12.00000%               90,000,000.00
Bank of Nova Scotia                     8.00000%               60,000,000.00
Fortis Capital Corp.                    8.00000%               60,000,000.00
Union Bank of California, N.A.          0.00000%                      -0-

                                 Schedule III-B

    NAME OF BANK                PERCENTAGE                   MAXIMUM NOTE AMOUNT
Bankers Trust Company            30.83334%                    154,166,666.67
CIBC Inc.                        18.50000%                     92,500,000.00
BNP Paribas                      12.33333%                     61,666,666.67
Bank of Scotland                 10.00000%                     50,000,000.00
Bank of Nova Scotia              10.00000%                     50,000,000.00
Fortis Capital Corp.             10.00000%                     50,000,000.00
Union Bank of California, N.A.    8.33333%                     41,666,666.66

                       Schedule 1.1 - Gas Gathering System

                         Schedule 5.1.13 - UCC Searches


(a)      Prize Energy Corporation
                                    Delaware Secretary of State
                                    Oklahoma Secretary of State

(b)      Prize Operating Company
                                    Delaware Secretary of State
                                    Oklahoma Secretary of State
                                    Texas Secretary of State

(c)      PEC (Delaware), Inc.
                                    Delaware Secretary of State
                                    Oklahoma Secretary of State
                                    Texas Secretary of State

(d)      Oklahoma Gas Processing, Inc.
                                    Delaware Secretary of State
                                    Oklahoma Secretary of State

(e)      Prize Energy Resources, L.P.
                                    Delaware Secretary of State
                                    Oklahoma Secretary of State
                                    Texas Secretary of State

                      Schedule 6.9 - Hydrocarbon Interests

              Schedule 5.1.15 - Hedging Agreements and Obligations

                                                                       EXHIBIT A

                              REVOLVING CREDIT NOTE

$_____________________                                            March 15, 2002

     FOR VALUE RECEIVED, the undersigned, MAGNUM HUNTER RESOURCES, INC., a Nevada corporation, (the "Borrower"), hereby promises to pay to the order of ______________________ (the "Bank") on the Stated -------- ---- Maturity Date
the principal sum of __________________ DOLLARS ($___________) or, if less, the aggregate unpaid principal amount of all Loans shown on the books and records of the Bank or shown on the schedule attached hereto (and any continuation thereof) made by the Bank to the Borrower pursuant to that certain Fourth Amended and Restated Credit Agreement, dated as of March 15, 2002 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit ------- Agreement"), among the Borrower, the various financial institutions that are or may become a party --------- thereto (including the Bank) (collectively, the "Banks"), Bankers Trust Company, as administrative ----- agent (in such capacity together with any successors thereto, the "Administrative Agent") for the --------------------- Banks, as collateral agent for the Banks (in such capacity together with any successors thereto, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity together with any successors ------------------ thereto, the "Issuer"), CIBC Inc., as syndication agent for the Banks, BNP Paribas, as documentation ------ agent for the Banks and as co-arranger, CIBC World Markets Corp., as co-arranger and Deutsche Banc Alex. Brown Inc. and CIBC World Markets Corp., as Sole Lead Arranger and Sole Bookrunner.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are payable in same day funds in lawful money of the United States of America to Bankers Trust Company, as Administrative Agent, at the office of the Administrative Agent located at 31 West 52nd Street, New York, New York 10019, or at such other place as the Administrative Agent shall designate in writing to the Borrower. The amount of each Loan made by the Bank to the Borrower and the borrowing date, the rate of interest applicable thereto and all payments made on account of principal and interest hereof, shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note; provided, however, that the failure of the Bank to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Note and the Credit Agreement.

     This Note is an extension, renewal, and replacement of, and is given in substitution and exchange for, certain promissory notes of the Borrower in the original aggregate principal amount of $225,000,000 executed by the Borrower under that certain Third Amended and Restated Credit Agreement dated as of May 17, 2001 (the "Prior Credit Agreement"), among the Borrower, Bankers Trust Company, as administrative agent, CIBC Inc., as syndication agent,

     Paribas, as documentation agent and as collateral agent, and certain banks and other financial institutions which were, or thereafter became, parties thereto, as such Prior Credit Agreement was or may have been from time to time thereafter amended or modified, and the indebtedness evidenced hereby and thereby is a continuing indebtedness and nothing herein contained or implied shall be construed to deem such indebtedness or any accrued and unpaid interest thereon paid, satisfied, novated or terminated, or any collateral or security therefore released or terminated.

     Notwithstanding anything to the contrary, in accordance with Section 4.11 of the Credit Agreement, in no event shall any payment or consideration applicable to any amount hereunder and which would constitute interest exceed the maximum amount of interest allowed by applicable law, as amended from time to time. Any payment of interest or in the nature of interest in excess of such limitation shall be credited as a payment of principal unless the principal amount hereunder has been paid in full, in which case such amount shall be refunded.

     This Note is a Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration and notice of intent to accelerate.

               [Remainder of this page intentionally left blank.]

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                           MAGNUM HUNTER RESOURCES, INC.


                                           By
                                             ----------------------------------
                                              Name:
                                              Title:

                          LOANS AND PRINCIPAL PAYMENTS


--------------------------------------------------------------------------------
                                                     Unpaid
        Amount of               Amount of Principal Principal
        Loan Made                 Repaid Interest    Balance
     ---------------            ------------------- ----------
     ---------------            ------------------- ----------
       Base    LIBO  Period (if   Base    LIBO      Base   LIBO  Total  Notation
Date   Rate    Rate  applicable)  Rate    Rate      Rate   Rate          Made By
----   ----    ----  -----------  ----    ----      ----   ----         --------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                     EXHIBIT B-1

                                BORROWING REQUEST

Bankers Trust Company
-------------------
New York, New York  ____
Attention:        [Name]
                  [Title]



Gentlemen and Ladies:

     This Borrowing Request is delivered to you pursuant to Section 2.3 of the Fourth Amended and Restated Credit Agreement, dated as of March 15, 2002 (together with all amendments, if any, from time to time made thereto the "Credit Agreement") among Magnum Hunter Resources, Inc., a Nevada corporation ( "Borrower"), the various financial institutions that are or may become a party thereto (collectively, the "Banks"), Bankers Trust Company, as administrative agent (in such capacity together with any successors thereto, the "Administrative Agent") for the Banks, as collateral agent for the Banks (in such capacity together with its successors thereto, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity together with any successors thereto, the "Issuer"), CIBC Inc. as syndication agent for the Banks, BNP Paribas, as documentation agent for the Bank and as co-arranger, CIBC World Markets Corp., as co-arranger and Deutsche Banc Alex. Brown Inc., as sole lead arranger and sole bookrunner. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The undersigned Borrower hereby requests that a Loan be made in the aggregate principal amount of $__________ on __________, ____ as a *[LIBO Rate Loan having an Interest Period of _______ months] [Base Rate Loan].

     The undersigned  Borrower  hereby  acknowledges  that,  pursuant to Section
5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the undersigned Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects.

     The undersigned Borrower agrees that if, prior to the time of the Borrowing requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made (except for representations and warranties as are by their express terms limited to a specific date), it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the undersigned Borrower, each matter certified to herein __________________________________

*Select appropriate interest rate option.

     shall be deemed once again to be certified as true and correct at the date of such Borrowing as if then made (except for representations and warranties as are by their express terms limited to a specific date).

     After giving effect to the application of the proceeds of the Borrowing requested hereby, the Borrower shall not have cash or Cash Equivalents in excess of $35,000,000.

     As of the date hereof, the aggregate value of all margin accounts maintained by the Borrower or any Restricted Subsidiary with respect to the Hedging Obligations equals $_____________.

     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to Be            Person to be Paid                 Name, Address, etc.
------------       -----------------------------          -------------------
Transferred        Name             Account No.           of Transferee Bank
-----------        ----             -----------

$

                                                           Attention:

$

                                                           Attention:

Balance of                [Borrower]
such proceeds
                                                           Attention:

     The undersigned Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ___ day of ___________, ___.

                                              Magnum Hunter Resources, Inc.

                                              By
                                                  --------------------
                                                  Name:
                                                  Title:

                                                                     EXHIBIT B-2

                            LETTER OF CREDIT REQUEST

TO:      Bankers Trust Company
         as Administrative Agent
         60 Wall Street, 17th Floor
         New York, New York  10005
         Attention:        Commercial Loan Division,
                           Standby Letter of Credit Unit
                           Mail Stop NYC60-1702

Ladies and Gentlemen:

     The undersigned is an officer of MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), and is authorized to make and deliver this certificate pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002, among Borrower, Bankers Trust Company, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent and as letter of credit issuing bank, BNP Paribas, as documentation agent, CIBC Inc., as syndication agent, the lenders from time to time party thereto (as the same may be amended, supplemented or modified from time to time, the "Credit Agreement"). All terms defined in the Credit Agreement shall have the same meaning herein.

     In accordance with the Credit Agreement, the Borrower hereby requests that ___________________** issue a Letter of Credit. The Letter of Credit shall:

     (a) be issued on ___________________, 200__;***

     (b) be in the amount of $_____________;****

     (c) permit [a single drawing/multiple drawings];

     (d) be payable upon presentation of a sight draft; and

     (e) expire on _______________, 200__.*****

     The   Letter   of   Credit   is  to  be   delivered   by  the   Issuer   to
__________________.******

--------
**      Insert name of Issuer.
***     Insert date not later than thirty days prior to Commitment Termination
        Date.
**** Insert fax amount of Letter of Credit, which shall not exceed the sum of the Letter of Credit Commitment Amount and all outstanding Letter of Credit Liabilities.
***** Insert date not later than the earlier of (a) one year issuance or (b) the date ten (10) days prior to the Commitment Termination Date.
******  Insert name of Borrower or name and address of beneficiary.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Agents, the Banks and the Issuer that the following statements are true and correct:

     (i) The representations and warranties contained in Article VI of the Credit Agreement and in each of the other Loan Documents are not false or misleading in any material respect on and as of the date hereof with the same force and effect as if made on and as of such date.

     (ii) No Default has occurred and is continuing or would result from the issuance of the Letter of Credit requested hereunder.

     (iii) The face amount of the Letter of Credit requested hereunder, when added to all outstanding Loans and Letter of Credit Liabilities, will not exceed the Commitment Amount.

     (iv) The proposed terms of the Letter of Credit requested hereunder and the transactions proposed to be supported thereby are accurately and completely described herein.

     (v) All information supplied below is true, correct, and complete as of the date hereof.

                                   Information

(a)  Commitment Amount                                            $_________
(b)  Sublimit availability for Letters of Credit                  $20,000,000.00
(c)  Aggregate outstanding principal amount of all Loans          $_________
(d)  Aggregate outstanding amount of all Letter of Credit
     Liabilities                                                  $_________

(e)  Net availability for Loans: [line (a) minus the sum of line
     (c) and line (d)]                                            $_________


(f)  Net availability for Letters of Credit:  [line (b) minus
     line (d)]                                                    $_________

(g)  Face amount of requested Letter of Credit                    $_________
(h)  Date requested for issuance of Letter of Credit              ______, 200__

     As of the date hereof, the aggregate value of all margin accounts maintained by the Borrower or any Restricted Subsidiary with respect to Hedging Obligations equals $_____________.


                                        BORROWER:

                                        MAGNUM HUNTER RESOURCES, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


Dated as of:_________________
                  [insert date of proposed
                  issuance of Letter of Credit]

                                                                       EXHIBIT C

                         CONTINUATION/CONVERSION NOTICE

Bankers Trust Company
-------------------
New York, New York  _____

Attention:        [Name]
                  [Title]

Gentlemen and Ladies:

     This Continuation/Conversion Notice is delivered to you pursuant to Section
2.4 of the Fourth Amended and Restated Credit Agreement, dated as of March 15, 2002 (together with all amendments, if any, from time to time made thereto the "Credit Agreement") among Magnum Hunter Resources, Inc., a Nevada corporation ( "Borrower"), the various financial institutions that are or may become a party thereto (collectively, the "Banks"), Bankers Trust Company, as administrative agent (in such capacity together with any successors thereto, the "Administrative Agent") for the Banks, as collateral agent for the Banks (in such capacity together with its successors thereto, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity together with any successors thereto, the "Issuer"), CIBC Inc. as syndication agent for the Banks, BNP Paribas, as documentation agent and as co-arranger, CIBC World Markets Corp., as co-arranger and Deutsche Banc Alex. Brown Inc., as sole lead arranger and as sole bookrunner. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The undersigned Borrower hereby requests that on ____________, ____,

     (1) $___________ of the presently outstanding principal amount of the Loans originally made on __________, _____ [and $__________ of the presently outstanding principal amount of the Loans originally made on __________, _____],

     (2) and all presently being maintained as *[Base Rate Loans] [LIBO Rate Loans],

     (3) be [converted into] [continued as],

     (4) [LIBO Rate Loans having an Interest Period of ______ months] [Base Rate Loans].

     The undersigned Borrower hereby:

     (a) certifies and warrants that no Default has occurred and is continuing; and

------
*  Select appropriate interest rate option.

     (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent.

     Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the undersigned Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made except for such representations and warranties as are by their express terms limited to a specific date.

     After giving effect to the application of the proceeds of the Borrowing requested hereby, the Borrower shall not have cash or Cash Equivalents in excess of $35,000,000.

     As of the date hereof, the aggregate value of all margin accounts maintained by the Borrower or any Restricted Subsidiary with respect to Hedging Obligations equals $_____________.

     The undersigned Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of _________, _____.

                                         Magnum Hunter Resources, Inc.


                                          By
                                             ----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT D

                            BANK ASSIGNMENT AGREEMENT

To:      Magnum Hunter Resources, Inc.

To:      Bankers Trust Company
         as the Administrative Agent and as Issuer

Gentlemen and Ladies:

     We refer to clause (d) of Section 10.11.1 of the of the Fourth Amended and Restated Credit Agreement, dated as of March 15 , 2002 (together with all amendments, if any, from time to time made thereto the "Credit Agreement") among Magnum Hunter Resources, Inc., a Nevada corporation ( "Borrower"), the various financial institutions that are or may become a party thereto (collectively, the "Banks"), Bankers Trust Company, as administrative agent (in such capacity together with any successors thereto, the "Administrative Agent") for the Banks, as collateral agent for the Banks (in such capacity together with its successors thereto, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity together with any successors thereto, the "Issuer"), CIBC Inc. as syndication agent for the Banks, BNP Paribas, as documentation agent for the Banks and as co-arranger, CIBC World Markets Corp., as co-arranger and Deutsche Banc Alex. Brown Inc., as sole lead arranger and sole bookrunner. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     This  agreement  is  delivered  to you  pursuant  to clause  (d) of Section
10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (c) of Section 10.11.1 of the Credit Agreement, of the assignment and delegation to _______________ (the "Assignee") of ___% of the Loans, participations in Letters of Credit and Commitment of _____________ (the "Assignor") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

     [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

     The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 7.1.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Bank Assignment Agreement and the Credit Agreement, (ii) agrees that it will, independently and without reliance upon any Agent, any Assignor, the Issuer, any Arranger or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vii) attaches any U.S. Internal Revenue Service forms required under
Section 4.6(b) of the Credit Agreement.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent and the Issuer

     (a) the Assignee

     (i) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Bank" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

     (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

     (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section
10.11.1 of the Credit Agreement upon the delivery hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitment and requests the Administrative Agent to acknowledge receipt of this document:

     (A) Address for Notices:

     Institution Name:

     Attention:

     Domestic Office:

     Telephone:

     Facsimile:

     Telex (Answerback):

     LIBOR Office:

     Telephone:

     Facsimile:

     Telex (Answerback):

     (B) Payment Instructions:

     The Assignee shall furnish the tax form required by the Section 4.6 of the Credit Agreement, if any, no later than the date of acceptance hereof by the Administrative Agent.

     This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Percentage                                          [ASSIGNOR]
-------------------

    Commitment
    and
    Loans:                             ___%
                                                             By:
                                                             Name:
                                                             Title:

Percentage                                                   [ASSIGNEE]
----------                                                   ----------

    Commitment
    and
    Loans:                             ___%
                                                              By:
                                                              Name:
                                                              Title:

Accepted and Acknowledged
this ___ day of _______, _____


BANKERS TRUST COMPANY,
as Administrative Agent and as Issuer

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------


MAGNUM HUNTER RESOURCES, INC.
as the Borrower


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                                                       EXHIBIT E

                  [Opinion of Special Counsel to the Obligors]

                                                                       EXHIBIT F

                  [Opinion of In-House Counsel to the Obligors]

                                                                       EXHIBIT G

                               [Form of Mortgage]

                                                                       EXHIBIT H

             [Form of First Amendment to Borrower Pledge Agreement]

                                                                       EXHIBIT I

            [Form of First Amendment to Subsidiary Pledge Agreement]

                                                                       EXHIBIT J

       [Form of Third Amended and Restated Subsidiary Guaranty Agreement]

                                                                       EXHIBIT K

                                     FORM OF
                                EXTENSION REQUEST
                           ____________________, 200__



Bankers Trust Company
31 West 52nd Street, 7th Floor
New York, New York 10019

Attention: _______________

Gentlemen:

     Reference is made to the Fourth Amended and Restated Credit Agreement, dated as of March 15, 2002 (together with all amendments, if any, from time to time made thereto the "Credit Agreement") among Magnum Hunter Resources, Inc., a Nevada corporation ( "Borrower"), the various financial institutions that are or may become a party thereto, Bankers Trust Company, as administrative agent (in such capacity together with any successors thereto, the "Administrative Agent") for the Banks, as collateral agent for the Banks (in such capacity together with its successors thereto, the "Collateral Agent"), and as letter of credit issuing bank, CIBC Inc. as syndication agent for the Banks, BNP Paribas, as documentation agent for the Banks and as co-arranger, CIBC World Markets Corp., as co-arranger and Deutsche Banc Alex. Brown Inc., as sole lead arranger and sole bookrunner. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     Borrower  hereby  gives notice to the  Administrative  Agent as required by
Section 2.9 of the Credit Agreement of its request to extend the Stated Maturity Date for an additional one-year period.

     Borrower hereby certifies that (i) this request complies with the terms of the Credit Agreement and the provisions of Section 2.9 thereof and (ii) no Default or Event of Default has occurred and is continuing as of the date of this request.

                                           Sincerely,

                                           MAGNUM HUNTER RESOURCES, INC.

                                           By:
                                               -------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT L

                                    FORM OF
                           POST-MERGER LEGAL OPINION

                                Table of Contents

                                                                                                                Page


ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS...........................................................2

         SECTION 1.1.               Defined Terms................................................................2

         SECTION 1.2.               Use of Defined Terms........................................................24

         SECTION 1.3.               Cross-References............................................................24

         SECTION 1.4.               Accounting and Financial Determinations.....................................24

ARTICLE II            THE COMMITMENTS, BORROWING PROCEDURES, NOTES, LETTERS OF CREDIT AND
                      BORROWING BASE............................................................................24

         SECTION 2.1.               The Commitments.............................................................25

                  SECTION 2.1.1.            Loan Commitment.....................................................25

                  SECTION 2.1.2.            Commitment to Issue Letters of Credit...............................25

                  SECTION 2.1.3.            Purchase and Sale of Participations in Each Letter
                                            of Credit...........................................................26

                  SECTION 2.1.4.            Banks Not Permitted or Required to Make Loans.......................26

                  SECTION 2.1.5.            Issuer Not Permitted or Required to Issue Letters
                                            of Credit...........................................................26

         SECTION 2.2.               Reduction of Maximum Facility Amount........................................26

         SECTION 2.3.               Borrowing Procedures for Loans..............................................27

         SECTION 2.4.               Continuation and Conversion Elections.......................................27

         SECTION 2.5.               Funding.....................................................................27

         SECTION 2.6.               Notes.......................................................................28

         SECTION 2.7.               Certain Provisions Relating to the Letters of Credit........................28

                  SECTION 2.7.1.            Borrower's Agreement to Repay Letter of Credit
                                            Drawings............................................................28

                  SECTION 2.7.2.            Reimbursement Obligations of the Banks under the
                                            Letters of Credit...................................................29

                  SECTION 2.7.3.            Action Upon Occurrence of Default...................................29

                  SECTION 2.7.4.            Cash Collateral Procedures..........................................29

                  SECTION 2.7.5.            Nature of Reimbursement Obligations.................................30

         SECTION 2.8.               Borrowing Base..............................................................31

                  SECTION 2.8.1.            Determination of the Borrowing Base.................................31

                  SECTION 2.8.2.            Redetermination of Borrowing Base...................................31

                  SECTION 2.8.3.            Special Redetermination of Borrowing Base...........................33

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                               Page

                  SECTION 2.8.4.            General Provisions With Respect to the Borrowing
                                            Base................................................................33

         SECTION 2.9.               Extension of Stated Maturity Date...........................................33

         SECTION 2.10.              Replacement of Issuer.......................................................34

ARTICLE III           REPAYMENTS, PREPAYMENTS, INTEREST AND FEES................................................34

         SECTION 3.1.               Repayments and Prepayments..................................................34

         SECTION 3.2.               Interest Provisions.........................................................37

                  SECTION 3.2.1.            Rates...............................................................37

                  SECTION 3.2.2.            Post-Default Rates..................................................37

                  SECTION 3.2.3.            Payment Dates.......................................................37

         SECTION 3.3.               Fees........................................................................38

                  SECTION 3.3.1.            Commitment Fee......................................................38

                  SECTION 3.3.2.            [Intentionally Omitted].............................................38

                  SECTION 3.3.3.            Fees Pursuant to Fee Letter.........................................38

                  SECTION 3.3.4.            Letter of Credit Standby Fee Payable to Banks.......................38

                  SECTION 3.3.5.            Letter of Credit Fronting Fee Payable to Issuer.....................38

ARTICLE IV            CERTAIN LIBO RATE AND OTHER PROVISIONS....................................................39

         SECTION 4.1.               Fixed Rate Lending Unlawful.................................................39

         SECTION 4.2.               Deposits Unavailable........................................................39

         SECTION 4.3.               Increased LIBO Rate Loan Costs, etc.........................................39

         SECTION 4.4.               Funding Losses..............................................................40

         SECTION 4.5.               Increased Capital Costs.....................................................40

         SECTION 4.6.               Taxes.......................................................................41

         SECTION 4.7.               Payments, Computations, etc.................................................42

         SECTION 4.8.               Sharing of Payments.........................................................43

         SECTION 4.9.               Set off.....................................................................43

         SECTION 4.10.              Use of Proceeds.............................................................43

         SECTION 4.11.              Maximum Interest............................................................44

ARTICLE V             CONDITIONS TO BORROWING...................................................................44

         SECTION 5.1.               Initial Borrowing...........................................................44

                  SECTION 5.1.1.            Resolutions, etc....................................................44


                               TABLE OF CONTENTS
                                  (continued)

                                                                                                               Page

                  SECTION 5.1.2.            Delivery of Notes and Subsidiary Guaranty Agreement.................45

                  SECTION 5.1.3.            Payment of Outstanding Prize Indebtedness, etc......................45

                  SECTION 5.1.4.            Mortgage............................................................45

                  SECTION 5.1.5.            Pledge Agreements; Stock Certificates and Blank
                                            Powers..............................................................45

                  SECTION 5.1.6.            Opinions of Counsel.................................................46

                  SECTION 5.1.7.            Financial Information...............................................46

                  SECTION 5.1.8.            Engineers' Report...................................................46

                  SECTION 5.1.9.            Certificate as to Insurance Policies................................46

                  SECTION 5.1.10.           Material Adverse Change.............................................46

                  SECTION 5.1.11.           Satisfactory Review and Legal Form..................................46

                  SECTION 5.1.12.           Closing Fees, Expenses, etc.........................................47

                  SECTION 5.1.13.           UCC Searches........................................................47

                  SECTION 5.1.14.           Prize Merger Documentation..........................................47

                  SECTION 5.1.15.           Hedging Schedule....................................................48

         SECTION 5.2.               All Borrowings and Letters of Credit........................................48

                  SECTION 5.2.1.            Compliance with Warranties, No Default, etc.........................48

                  SECTION 5.2.2.            Borrowing Request...................................................48

                  SECTION 5.2.3.            Satisfactory Legal Form.............................................49

                  SECTION 5.2.4.            All Letters of Credit...............................................49

                  SECTION 5.2.5.            Excess Cash and Cash Equivalents....................................49

ARTICLE VI            REPRESENTATIONS AND WARRANTIES............................................................49

         SECTION 6.1.               Organization, etc...........................................................49

         SECTION 6.2.               Due Authorization, Non-Contravention, etc...................................49

         SECTION 6.3.               Government Approval, Regulation, etc........................................50

         SECTION 6.4.               Validity, etc...............................................................50

         SECTION 6.5.               Financial Information.......................................................50

         SECTION 6.6.               No Material Adverse Change..................................................50

         SECTION 6.7.               Litigation, Labor Controversies, etc........................................50

         SECTION 6.8.               Subsidiaries................................................................51
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         SECTION 6.9.               Ownership of Properties.....................................................51

         SECTION 6.10.              Taxes.......................................................................51

         SECTION 6.11.              Pension and Welfare Plans...................................................51

         SECTION 6.12.              Environmental Warranties....................................................51

         SECTION 6.13.              Regulations U and X.........................................................53

         SECTION 6.14.              Accuracy of Information.....................................................53

         SECTION 6.15.              No Defaults under Other Agreements..........................................53

         SECTION 6.16.              Solvency....................................................................53

         SECTION 6.17.              Agreements..................................................................53

         SECTION 6.18.              Compliance with Laws, etc...................................................54

         SECTION 6.19.              Direct Benefit..............................................................54

ARTICLE VII           COVENANTS.................................................................................54

         SECTION 7.1.               Affirmative Covenants.......................................................54

                  SECTION 7.1.1.            Financial Information, Reports, Notices, etc........................54

                  SECTION 7.1.2.            Compliance with Laws, Maintenance of Existence, etc.................57

                  SECTION 7.1.3.            Maintenance of Properties...........................................57

                  SECTION 7.1.4.            Insurance...........................................................57

                  SECTION 7.1.5.            Books and Records...................................................57

                  SECTION 7.1.6.            Consummation the Merger.............................................58

                  SECTION 7.1.7.            Agreement to Deliver Security Documents.............................58

                  SECTION 7.1.8.            Perfection and Protection of Security Interests
                                            and Liens...........................................................59

                  SECTION 7.1.9.            Compliance with Other Contractual Obligations.......................59

                  SECTION 7.1.10.           Replacement Notes...................................................59

         SECTION 7.2.               Negative Covenants..........................................................59

                  SECTION 7.2.1.            Business Activities.................................................59

                  SECTION 7.2.2.            Indebtedness........................................................60

                  SECTION 7.2.3.            Liens...............................................................61

                  SECTION 7.2.4.            Financial Condition.................................................63

                  SECTION 7.2.5.            Investments.........................................................64
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                  SECTION 7.2.6.            Restricted Payments, etc............................................65

                  SECTION 7.2.7.            Limitation on Baskets...............................................66

                  SECTION 7.2.8.            Consolidation, Merger, etc..........................................66

                  SECTION 7.2.9.            Disposition of Assets...............................................67

                  SECTION 7.2.10.           Transactions with Affiliates........................................67

                  SECTION 7.2.11.           Negative Pledges, Restrictive Agreements, etc.......................68

                  SECTION 7.2.12.           Limitation on Issuance of Subsidiaries' Capital
                                            Stock...............................................................68

                  SECTION 7.2.13.           Environmental Protection............................................68

                  SECTION 7.2.14.           Accounting..........................................................68

                  SECTION 7.2.15.           Hedge Agreements....................................................68

ARTICLE VIII          EVENTS OF DEFAULT.........................................................................69

         SECTION 8.1.               Listing of Events of Default................................................69

                  SECTION 8.1.1.            Non-Payment of Obligations..........................................69

                  SECTION 8.1.2.            Breach of Representation or Warranty................................69

                  SECTION 8.1.3.            Non-Performance of Certain Covenants and
                                            Obligations.........................................................69

                  SECTION 8.1.4.            Non-Performance of Other Covenants and Obligations..................69

                  SECTION 8.1.5.            Default on Other Indebtedness.......................................69

                  SECTION 8.1.6.            Judgments...........................................................70

                  SECTION 8.1.7.            Pension Plans.......................................................70

                  SECTION 8.1.8.            Change of Control...................................................70

                  SECTION 8.1.9.            Bankruptcy, Insolvency, etc.........................................70

                  SECTION 8.1.10.           Impairment of Security, etc.........................................71

                  SECTION 8.1.11.           Attachment, etc.....................................................71

                  SECTION 8.1.12.           Seizure, etc........................................................71

                  SECTION 8.1.13.           Change of Control Offer.............................................71

         SECTION 8.2.               Action if Bankruptcy........................................................71

         SECTION 8.3.               Action if Other Event of Default............................................71

ARTICLE IX            THE AGENTS AND THE ISSUER.................................................................72

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         SECTION 9.1.               Actions.....................................................................72

         SECTION 9.2.               Funding Reliance, etc.......................................................73

         SECTION 9.3.               Exculpation.................................................................73

         SECTION 9.4.               Successor...................................................................73

         SECTION 9.5.               Extensions of Credit by the Agents, the Arrangers and the
                                    Issuer......................................................................74

         SECTION 9.6.               Credit Decisions............................................................74

         SECTION 9.7.               Copies, etc.................................................................74

         SECTION 9.8.               Documentation Agent, Syndication Agent, Arrangers and
                                    Bookrunner..................................................................75

ARTICLE X             MISCELLANEOUS PROVISIONS..................................................................75

         SECTION 10.1.              Waivers, Amendments, etc....................................................75

         SECTION 10.2.              Notices.....................................................................76

         SECTION 10.3.              Payment of Costs and Expenses...............................................76

         SECTION 10.4.              Indemnification.............................................................76

         SECTION 10.5.              Survival....................................................................77

         SECTION 10.6.              Severability................................................................77

         SECTION 10.7.              Headings....................................................................78

         SECTION 10.8.              Execution in Counterparts, Effectiveness, etc...............................78

         SECTION 10.9.              Governing Law; Entire Agreement.............................................78

         SECTION 10.10.             Successors and Assigns......................................................78

         SECTION 10.11.             Sale and Transfer of Loans and Note; Participations in
                                    Loans and Note..............................................................78

                  SECTION 10.11.1.          Assignments.........................................................78

                  SECTION 10.11.2.          Participations......................................................80

         SECTION 10.12.             Renewal and Continuation of Existing Loans..................................80

         SECTION 10.13.             Other Transactions..........................................................80

         SECTION 10.14.             [Intentionally Blank].......................................................81

         SECTION 10.15.             Treatment of Certain Information; Confidentiality...........................81

         SECTION 10.16.             Forum Selection and Consent to Jurisdiction.................................81

         SECTION 10.17.             Waiver of Jury Trial........................................................82

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         SECTION 10.18.             No Oral Agreements..........................................................82
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SCHEDULE I         -   Disclosure Schedule
SCHEDULE II        -   Existing Mortgages
SCHEDULE III-A     -   Percentages (Prior to Permitted 2002 Bond Transaction)
SCHEDULE III-B     -   Percentages (After Permitted 2002 Bond Transaction)
SCHEDULE 1.1       -   Gas Gathering Systems
SCHEDULE 5.1.13    -   UCC Searches
SCHEDULE 5.1.15    -   Hedging Agreements and Obligations
SCHEDULE 6.9       -   Hydrocarbon Interests

EXHIBIT A          -   Form of Note
EXHIBIT B-1        -   Form of Borrowing Request
EXHIBIT B-2        -   Form of Letter of Credit Request
EXHIBIT C          -   Form of Continuation/Conversion Notice
EXHIBIT D          -   Form of Bank Assignment Agreement
EXHIBIT E          -   Form of Opinion of Special Counsel to Obligors
EXHIBIT F          -   Form of Opinion of In-House Counsel to Obligors
EXHIBIT G          -   Form of Mortgage
EXHIBIT H          -   Form of Second Amendment to Borrower Pledge Agreement
EXHIBIT I          -   Form of Second Amendment to Subsidiary Pledge Agreement
EXHIBIT J          -   Form of Fourth Amended and Restated Subsidiary Guaranty
                       Agreement
EXHIBIT K          -   Form of Extension Request
EXHIBIT L          -   Form of Post-Merger Legal Opinion